Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended December 31, 2004

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.

Table of Contents

Fourth Quarter Review / Shareholder Information

Financial Review

Balance Sheets
Income Statements
Funds from Operations / Capital Expenditures
Selected Financial Ratios / Data
Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure
Summary of Outstanding Debt
Debt Maturity Schedule / Debt Covenant Compliance Ratios

Activity Review

2004 Acquisitions
2004 Dispositions and Transfers To Joint Ventures
Current Redevelopment / Outparcel Development / New Development Activities

Portfolio Review

Property Type Summary

Properties by State / Region
Same Property NOI Analysis
Top Ten Tenants
New Lease Summary
Lease Expiration Schedule
Property Portfolio

Appendix

Summary of Joint Venture Projects
Joint Venture Projects - Acquisition Activity
Joint Venture Projects - Disposition Activity

Fourth Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 404 properties, including 26 properties held through joint ventures, and total assets of approximately $3.8 billion.  Its properties are strategically located across 35 states and include 384 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 56.0 million square feet of gross leasable area, and 20 related retail real estate assets, with approximately 1.8 million square feet of gross leasable area.

Fourth Quarter Review

Activity Review

•                  During the fourth quarter of 2004, the Company acquired, including through co-investments with its joint venture partners, four shopping centers.  The shopping centers totaled approximately 587,000 square feet of gross leasable area and were acquired for an aggregate purchase price of approximately $89.7 million.  During 2004, the Company acquired, including through co-investments with its joint venture partners, an aggregate of 18 shopping centers, the remaining 50 percent interests in two shopping centers in which the Company owned the other 50 percent interests, and two land parcels for an aggregate purchase price of approximately $434.5 million.  The shopping centers totaled approximately 3.5 million square feet of gross leasable area and the land parcels totaled approximately 24 acres.  Acquisitions completed during the fourth quarter are summarized below:

•                  On October 8, 2004, NP/I&G Institutional Retail Company, LLC, the Company’s joint venture with JPMorgan Fleming Asset Management, acquired Riverplace Shopping Center, a 257,912 square foot shopping center located in Jacksonville, Florida and anchored by Bealls, Sears, Stein Mart and T.J. Maxx, for $34.3 million.

•                  On November 22, 2004, NP/I&G Institutional Retail Company, LLC acquired Skytop Pavilion, a 133,631 square foot shopping center located in Cincinnati, Ohio and anchored by bigg’s (a subsidiary of SUPERVALU), for approximately $20.3 million.

•                  On November 23, 2004, the Company acquired Silver Pointe Shopping Center, an 86,141 square foot shopping center located in Fenton, Michigan and anchored by Sears, for approximately $10.2 million, including approximately $7.2 million of assumed mortgage indebtedness.  The property is adjacent to Silver Lake, a neighborhood shopping center also owned by the Company.

•                  On December 10, 2004, the Company acquired The Shoppes at Southside, a 109,113 square foot shopping center located in Jacksonville, Florida and anchored by Best Buy, David’s Bridal and Sports Authority, for approximately $25.0 million.

•                  During the fourth quarter of 2004, the Company generated an aggregate of approximately $9.7 million of proceeds through the sale of three properties.  Properties sold during the quarter include Glengary Shopping Center, a 105,601 square foot shopping center located in Westerville, Ohio; Old Egypt, a 14,490 square foot single tenant building located in Magnolia, Texas; and a 3,800 square foot single tenant Hardee’s located in Hanover, Pennsylvania.  During 2004, the Company generated an aggregate of approximately $62.2 million of proceeds through the culling of non-core and non-strategic properties, the disposition of certain properties held through joint ventures and the transfer of one property to a joint venture.

Portfolio Review

•                  At the end of the fourth quarter, the gross leasable area (GLA) for the Company’s total stabilized community and neighborhood shopping centers, including its pro rata share of joint venture projects, was approximately 93.4 percent leased.  The GLA for the Company’s total portfolio, including its pro rata share of joint venture projects (Total Portfolio), was approximately 91.7 percent leased at December 31, 2004.  The average annual base rent (ABR) at December 31, 2004 for the total portfolio was $8.25 per leased square foot.

•                  During the fourth quarter, 172 new leases, aggregating approximately 947,000 square feet, were signed at an average ABR of $9.94 per square foot.  Also during the quarter, 229 renewal leases, aggregating approximately 1.1 million square feet, were signed at an average ABR of $8.89 per square foot, an increase of approximately 9.2 percent over the expiring leases.  During 2004, the Company executed a total of 1,449 new and renewal leases aggregating approximately 7.3 million square feet, including 653 new leases, totaling approximately 3.9 million square feet, which were signed at an average ABR of $9.33 per square foot and 796 renewal leases, totaling approximately 3.4 million square feet, which were signed at an average ABR of $9.68 per square foot, an increase of approximately 7.4 percent over the expiring leases.

Other Events

•                  On December 13, 2004, the Company completed the move of its corporate headquarters to 420 Lexington Avenue, New York, New York 10170.  The Company’s phone number (212-869-3000) and fax number (212-869-3989) remain the same.

Subsequent Events

•                  On January 13, 2005, the Company completed a public offering of $100 million aggregate principal amount of unsecured, 10-year fixed rate notes with a coupon of 5.30 percent.  The notes are due on January 15, 2015 and were priced at 99.930 percent of par value to yield 5.309 percent.  Net proceeds from the offering were used to repay a portion of the borrowings under the Company’s $350 million revolving credit facility.

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

420 Lexington Avenue

New York, NY  10170

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:  NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Fitch:  BBB+

Moody’s:  Baa2

Standard & Poor’s:  BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

First quarter 2005: May 5, 2005

Second quarter 2005: August 4, 2005

Third quarter 2005: October 27, 2005

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.

P.O. Box 43010

Providence, RI  02940

Phone:  800-730-6001

www.equiserve.com

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Lipschitz-Slater

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail:   corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Balance Sheets

(Unaudited, in thousands)

	As Of
	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Assets:
Land	$897,411	$889,054	$871,903	$860,902	$832,479
Buildings and improvements	3,090,779	3,040,710	2,965,010	2,905,433	2,822,138
Less: accumulated depreciation and amortization	(428,427)	(410,487)	(397,661)	(374,243)	(360,580)
Net real estate	3,559,763	3,519,277	3,439,252	3,392,092	3,294,037
Real estate held for sale	20,835	6,696	15,088	49,666	17,668
Cash and cash equivalents	7,292	8,980	12,524	12,012	5,328
Restricted cash (1)	22,379	21,788	16,611	16,940	23,463
Marketable securities	3,433	3,084	2,756	3,038	2,915
Receivables
Trade, net of allowance for doubtful accounts of (December 31, 2004- $24,239, September 30, 2004- $21,286, June 30, 2004- $17,329, March 31, 2004- $17,346, December 31, 2003- $16,950)	31,043	31,443	37,279	39,929	42,713
Deferred rent, net of allowance of (December 31, 2004- $3,548, September 30, 2004- $4,085, June 30, 2004- $4,562, March 31, 2004- $5,128, December 31, 2003- $5,445)	31,931	29,947	28,020	26,258	24,806
Other	18,627	19,129	19,482	14,518	12,530
Mortgages and notes receivable (2)	8,881	9,406	950	974	39,637
Prepaid expenses and deferred charges	47,646	45,805	45,699	37,929	35,320
Investments in / advances to unconsolidated ventures (3)	31,888	28,510	28,523	38,615	38,958
Intangible assets, net of accumulated amortization of (December 31, 2004- $3,467, September 30, 2004- $2,299, June 30, 2004- $898, March 31, 2004- $152, December 31, 2003- $0) (4)	32,085	32,157	29,414	30,144	3,201
Other assets (5)	15,939	20,742	21,173	23,036	18,020
TOTAL ASSETS	$3,831,742	$3,776,964	$3,696,771	$3,685,151	$3,558,596

Liabilities:
Mortgages payable, including unamortized premium of (December 31, 2004- $20,400, September 30, 2004- $15,623, June 30, 2004- $15,210, March 31, 2004- $15,990, December 31, 2003- $16,965)	$551,522	$581,190	$553,122	$578,622	$558,278
Notes payable, net of unamortized discount of (December 31, 2004- $4,723, September 30, 2004- $4,961, June 30, 2004- $5,199, March 31, 2004- $3,834, December 31, 2003- $3,116)	970,563	1,045,930	1,043,753	1,050,346	898,164
Credit facilities	446,000	268,000	281,000	221,000	291,000
Capital leases	28,234	28,318	28,401	28,482	28,562
Dividends payable	47,698	47,568	46,622	46,538	45,695
Other liabilities (6)	105,269	116,305	92,321	103,151	102,793
Tenant security deposits	11,511	11,068	10,675	10,412	10,096
TOTAL LIABILITIES	2,160,797	2,098,379	2,055,894	2,038,551	1,934,588
Minority interest in consolidated partnership and joint ventures	30,784	33,294	23,973	23,788	37,865
Stockholders’ equity:
Preferred stock	10	10	10	10	10
Common stock	1,028	1,208	1,002	1,000	979
Additional paid-in capital	2,005,977	1,999,182	1,944,150	1,938,862	1,889,338
Accumulated other comprehensive income	(5,031)	(5,016)	4,256	449	2,785
Less: accumulated distributions in excess of net income	(361,823)	(350,093)	(332,514)	(317,509)	(306,969)
TOTAL STOCKHOLDERS’ EQUITY	1,640,161	1,645,291	1,616,904	1,622,812	1,586,143
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,831,742	$3,776,964	$3,696,771	$3,685,151	$3,558,596

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Balances as of December 31, 2004 and September 30, 2004 include an approximately $8.0 million and $8.5 million purchase money note, respectively, issued in connection with the sale of Factory Merchants Barstow.  Balance as of December 31, 2003 includes a $26.4 million mortgage loan made to NP/I&G Institutional Retail Company, LLC, a joint venture in which the Company has an interest, issued in connection with the joint venture’s acquisition of DSW Plaza at Lake Grove on November 25, 2003.  Also includes a $12.2 million mortgage loan made to First Westport Properties on June 18, 2003 in connection with First Westport Properties’ acquisition of New Britain Village Square. These loans were repaid in full during the first quarter of 2004.

(3) Represents direct equity investments in Arapahoe Crossings, LP, CA New Plan Venture Fund, NP/I&G Institutional Retail Company, LLC, The Centre at Preston Ridge and undeveloped land parcels in Frisco, Texas.

(4) Represents the value of intangible assets allocated in accordance with SFAS 141.

(5) Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

Certain prior period amounts have been reclassified to conform with the current period presentation.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Income Statements

(Unaudited, in thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03	12/31/04	12/31/03
Rental Revenues:
Rental income	$100,844	$97,647	$95,646	$95,373	$90,851	$91,973	$91,017	$90,818	$389,510	$364,659
Percentage rents	1,210	1,359	1,418	2,626	2,151	1,260	1,881	1,651	6,613	6,943
Expense reimbursements	25,683	23,198	24,579	25,954	24,933	23,017	25,595	25,521	99,414	99,066
TOTAL RENTAL REVENUES	127,737	122,204	121,643	123,953	117,935	116,250	118,493	117,990	495,537	470,668

Rental Operating Expenses:
Operating costs	23,831	19,469	19,387	23,570	23,295	20,919	22,468	22,359	86,257	89,041
Real estate and other taxes	15,710	16,139	15,017	14,976	14,876	14,314	14,377	15,266	61,842	58,833
Provision for doubtful accounts	2,961	2,823	2,467	1,853	2,600	1,460	1,783	1,786	10,104	7,629
TOTAL RENTAL OPERATING EXPENSES	42,502	38,431	36,871	40,399	40,771	36,693	38,628	39,411	158,203	155,503

NET OPERATING INCOME	85,235	83,773	84,772	83,554	77,164	79,557	79,865	78,579	337,334	315,165

Other Income:
Interest, dividend and other income	1,767	2,175	1,849	2,538	2,016	2,112	1,931	3,360	8,329	9,419
Equity in income of unconsolidated ventures	410	314	559	230	1,005	772	1,188	473	1,513	3,438
TOTAL OTHER INCOME	2,177	2,489	2,408	2,768	3,021	2,884	3,119	3,833	9,842	12,857

Other Expenses:
Interest expense	26,967	26,150	26,536	26,401	25,015	25,764	24,849	26,001	106,054	101,629
Depreciation and amortization	23,696	23,293	21,522	20,883	19,580	19,640	18,400	18,493	89,394	76,113
General and administrative	4,744	4,484	5,173	4,993	5,089	6,293	4,204	4,230	19,394	19,816
TOTAL OTHER EXPENSES	55,407	53,927	53,231	52,277	49,684	51,697	47,453	48,724	214,842	197,558

Income before real estate sales, impairment of real estate and minority interest	32,005	32,335	33,949	34,045	30,501	30,744	35,531	33,688	132,334	130,464
Gain on sale of real estate (1)	—	—	—	1,217	—	—	—	—	1,217	—
Impairment of real estate	—	—	(43)	—	(2,412)	—	(1,124)	—	(43)	(3,536)
Minority interest in income of consolidated partnership and joint ventures	86	(203)	(476)	(260)	(385)	(394)	(375)	(401)	(853)	(1,555)
INCOME FROM CONTINUING OPERATIONS	32,091	32,132	33,430	35,002	27,704	30,350	34,032	33,287	132,655	125,373

Discontinued Operations:
Results of discontinued operations	586	490	456	980	1,274	1,572	1,864	1,873	2,512	6,583
Gain (loss) on sale of discontinued operations (2)	1,509	(3,093)	(970)	1,415	615	(163)	83	3,483	(1,139)	4,018
Impairment of real estate held for sale	—	(88)	—	—	—	(48)	(3,451)	(3,454)	(88)	(6,953)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	2,095	(2,691)	(514)	2,395	1,889	1,361	(1,504)	1,902	1,285	3,648

NET INCOME	$34,186	$29,441	$32,916	$37,397	$29,593	$31,711	$32,528	$35,189	$133,940	$129,021

Preferred dividends	(5,462)	(5,458)	(5,275)	(5,275)	(5,279)	(5,279)	(5,753)	(4,859)	(21,470)	(21,170)
Premium on redemption of preferred stock	—	—	—	—	—	—	(630)	—	—	(630)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS – BASIC	28,724	23,983	27,641	32,122	24,314	26,432	26,145	30,330	112,470	107,221
Minority interest in income of consolidated partnership	44	206	286	260	385	394	375	401	796	1,555
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS – DILUTED	$28,768	$24,189	$27,927	$32,382	$24,699	$26,826	$26,520	$30,731	$113,266	$108,776

NET INCOME PER COMMON SHARE – BASIC	$0.28	$0.24	$0.28	$0.32	$0.25	$0.27	$0.27	$0.31	$1.11	$1.10
NET INCOME PER COMMON SHARE – DILUTED	0.27	0.23	0.27	0.32	0.24	0.27	0.27	0.31	1.10	1.08

Weighted average common shares outstanding - basic	102,684	101,255	100,159	99,419	97,758	97,455	97,112	96,937	100,894	97,318
ERP partnership units	1,651	1,405	1,239	1,363	2,178	2,178	2,178	2,178	1,394	2,178
Options	1,117	998	874	1,226	1,044	872	663	487	1,057	773
Weighted average common shares outstanding - diluted	105,452	103,658	102,272	102,008	100,980	100,505	99,953	99,602	103,345	100,269

(1) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balances includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(2) For the three months ended June 30, 2004 and the twelve months ended December 31, 2004, balances includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended								Twelve Months Ended
	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03	12/31/04	12/31/03
Funds from Operations: (1)
Net income available to common stockholders - diluted	$28,768	$24,189	$27,927	$32,382	$24,699	$26,826	$26,520	$30,731	$113,266	$108,776
Deduct:
Minority interest in income of consolidated partnership	(44)	(206)	(286)	(260)	(385)	(394)	(375)	(401)	(796)	(1,555)
Net income available to common stockholders - basic	28,724	23,983	27,641	32,122	24,314	26,432	26,145	30,330	112,470	107,221
Add:
Depreciation and amortization
Continuing operations real estate assets	23,696	23,293	21,522	20,883	19,580	19,640	18,400	18,493	89,394	76,113
Discontinued operations real estate assets	165	267	371	381	382	451	541	625	1,184	2,000
Pro rata share of joint venture real estate assets	493	495	268	373	300	253	209	254	1,629	1,016
Deduct:
Gain on sale of real estate (2) (3)	—	—	—	(1,217)	—	—	—	—	(1,217)	—
(Gain) loss on sale of discontinued operations (2)	(1,509)	3,169	4,909	(947)	(615)	163	(83)	(1,000)	5,622	(1,534)
Pro rata share of joint venture loss (gain) on sale of real estate (2)	—	12	(4)	425	—	(39)	(604)	—	433	(643)
FUNDS FROM OPERATIONS – BASIC	51,569	51,219	54,708	52,020	43,961	46,900	44,608	48,702	209,515	184,173
Add:
Minority interest in income of consolidated partnership	44	206	286	260	385	394	375	401	796	1,555
FUNDS FROM OPERATIONS – DILUTED	$51,613	$51,425	$54,994	$52,280	$44,346	$47,294	$44,983	$49,103	$210,311	$185,728

FUNDS FROM OPERATIONS PER SHARE – BASIC	$0.50	$0.51	$0.55	$0.52	$0.45	$0.48	$0.46	$0.50	$2.08	$1.89
FUNDS FROM OPERATIONS PER SHARE – DILUTED	0.49	0.50	0.54	0.51	0.44	0.47	0.45	0.49	2.04	1.85

Funds from operations - diluted	$51,613	$51,425	$54,994	$52,280	$44,346	$47,294	$44,983	$49,103	$210,311	$185,728
Add:
Impairment of real estate	—	—	43	—	2,412	—	1,124	—	43	3,536
Impairment of real estate held for sale	—	88	—	—	—	48	3,451	3,454	88	6,953
Premium on redemption of preferred stock	—	—	—	—	—	—	630	—	—	630
FUNDS FROM OPERATIONS – DILUTED (prior calculation)	$51,613	$51,513	$55,037	$52,280	$46,758	$47,342	$50,188	$52,557	$210,442	$196,847

FUNDS FROM OPERATIONS PER SHARE – DILUTED (prior calculation)	$0.49	$0.50	$0.54	$0.51	$0.46	$0.47	$0.50	$0.53	$2.04	$1.96

Weighted average common shares outstanding – basic	102,684	101,255	100,159	99,419	97,758	97,455	97,112	96,937	100,894	97,318
ERP partnership units	1,651	1,405	1,239	1,363	2,178	2,178	2,178	2,178	1,394	2,178
Options	1,117	998	874	1,226	1,044	872	663	487	1,057	773
Weighted average common shares outstanding - diluted	105,452	103,658	102,272	102,008	100,980	100,505	99,953	99,602	103,345	100,269

Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000	$1.65000
Dividend per Preferred B share (4)	—	—	—	—	—	—	0.20968	0.53906	—	0.74874
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	0.37066	—	1.90624	1.32378

Common dividends	$42,419	$42,295	$41,347	$41,263	$40,417	$40,258	$40,133	$40,034	$167,286	$160,842
Preferred B dividends (4)	—	—	—	—	—	—	1,321	3,396	—	4,717
Preferred D dividends (5)	1,650	1,646	1,463	1,463	1,463	1,463	1,463	1,463	6,222	5,852
Preferred E dividends	3,812	3,812	3,812	3,812	3,816	3,816	2,969	—	15,248	10,601
TOTAL DISTRIBUTIONS	$47,881	$47,753	$46,622	$46,538	$45,696	$45,537	$45,886	$44,893	$188,756	$182,012

	Three Months Ended								Twelve Months Ended
	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03	09/30/03	06/30/03	03/31/03	12/31/04	12/31/03

Capital Expenditures (6):
New development	$610	$937	$218	$—	$—	$—	$—	$—	$1,765	$—
Building additions and expansions (7)	32,355	24,017	18,299	22,311	19,218	15,421	14,421	8,550	98,981	57,610
Building improvements capitalized (8)	3,079	4,332	3,763	908	4,241	2,631	2,132	1,253	12,082	10,257
Tenant improvements	1,810	2,068	2,838	3,735	1,748	4,361	2,644	3,233	10,451	11,986
Leasing commissions	1,831	2,218	1,471	2,697	910	3,800	1,801	852	8,217	7,363
TOTAL CAPITAL EXPENDITURES	$39,685	$33,572	$26,589	$29,651	$26,117	$26,213	$20,998	$13,888	$131,496	$87,216

Straight line rents (6)	$2,050	$2,194	$1,449	$1,896	$600	$1,376	$1,732	$1,512	$7,643	$5,220

Capitalized interest (6)	$1,833	$1,587	$1,748	$1,268	$1,182	$1,121	$957	$1,007	$6,436	$4,267

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate  to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balances includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

(5) Preferred D dividends for the three months ended September 30, 2004 and December 31, 2004 and for the twelve months ended December 31, 2004 include non-cash adjustments to account for the “step-up” of the dividend rate beginning in October 2012.

(6) Data for 2004 includes the Company’s pro rata share of joint venture projects.

(7) Revenue-enhancing expenditures.

(8) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended December 31, 2004

Selected Financial Ratios / Data

(In thousands, except per share amounts)

	Three Months Ended																Twelve Months Ended
	12/31/04		09/30/04		06/30/04		03/31/04		12/31/03		09/30/03		06/30/03		03/31/03		12/31/04		12/31/03

Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.04	x	3.10	x	3.05	x	3.09	x	3.01	x	3.00	x	3.20	x	3.06	x	3.07	x	3.07	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.66	x	2.70	x	2.62	x	2.70	x	2.61	x	2.63	x	2.89	x	2.78	x	2.67	x	2.69	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.27	x	2.29	x	2.25	x	2.31	x	2.22	x	2.23	x	2.40	x	2.38	x	2.28	x	2.28	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.69	x	2.71	x	2.71	x	2.70	x	2.60	x	2.59	x	2.69	x	2.67	x	2.70	x	2.64	x

Debt/equity ratios:
Total debt/total market capitalization	39.4%		40.3%		42.1%		38.3%		39.6%		40.3%		42.7%		45.4%		39.4%		39.6%
Total debt/total equity market capitalization	65.0%		67.6%		72.8%		62.0%		65.6%		67.5%		74.6%		83.0%		65.0%		65.6%
Total debt/total book assets	52.1%		50.9%		51.6%		51.0%		49.9%		49.0%		49.7%		50.4%		52.1%		49.9%
Total debt/undepreciated book value (2)	46.9%		45.9%		46.6%		46.3%		45.3%		44.6%		45.5%		46.2%		46.9%		45.3%

Operating statistics:
NOI margin (NOI/total rental revenues)	66.73%		68.55%		69.69%		67.41%		65.43%		68.44%		67.40%		66.60%		68.07%		66.96%
Expense recovery ratio (expense reimbursements/(operating costs + real estate and other taxes)	64.95%		65.15%		71.44%		67.33%		65.32%		65.33%		69.47%		67.83%		67.13%		66.99%
Annualized G&A/total assets	0.50%		0.47%		0.56%		0.54%		0.57%		0.71%		0.48%		0.48%		0.51%		0.56%
G&A/total revenues (excluding currency change)	3.65%		3.60%		4.17%		3.94%		4.21%		5.28%		3.46%		3.47%		3.84%		4.10%

Market capitalization calculations:
Common shares outstanding	102,845		102,533		100,235		100,031		97,980		97,595		97,292		97,053		102,845		97,980
Preferred B shares outstanding (3)	—		—		—		—		—		—		—		6,300		—		—
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		8,000		8,000		8,000		8,000		—		8,000		8,000

Common stock price end of period	$27.08		$25.00		$23.36		$27.35		$24.67		$23.30		$21.35		$19.59		$27.08		$24.67
Preferred B price end of period (3)	—		—		—		—		—		—		—		25.11		—		—
Preferred D price end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00
Preferred E price end of period	26.34		25.98		25.30		27.28		26.67		26.50		26.60		—		26.34		26.67

Common market equity at end of period	$2,785,043		$2,563,325		$2,341,490		$2,735,848		$2,417,167		$2,273,964		$2,077,184		$1,901,268		$2,785,043		$2,417,167
Preferred market equity at end of period	285,720		282,840		277,400		293,240		288,360		287,000		287,800		233,193		285,720		288,360
Total equity market capitalization	3,070,763		2,846,165		2,618,890		3,029,088		2,705,527		2,560,964		2,364,984		2,134,461		3,070,763		2,705,527
Total debt end of period	1,996,319		1,923,438		1,906,276		1,878,450		1,776,004		1,727,926		1,763,698		1,772,388		1,996,319		1,776,004
TOTAL MARKET CAPITALIZATION	$5,067,082		$4,769,603		$4,525,166		$4,907,538		$4,481,531		$4,288,890		$4,128,682		$3,906,849		$5,067,082		$4,481,531

(1) Includes the Company’s pro rata share of joint venture results.

(2) Excludes accumulated depreciation on operating and held for sale assets.

(3) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(In thousands, except per share amounts)

	Three Months Ended																Twelve Months Ended
	12/31/04		09/30/04		06/30/04		03/31/04		12/31/03		09/30/03		06/30/03		03/31/03		12/31/04		12/31/03

Net income to EBITDA calculation: (1)
Net income	$34,186		$29,441		$32,916		$37,397		$29,593		$31,711		$32,528		$35,189		$133,940		$129,021
Depreciation and amortization
Continuing operations real estate assets	23,696		23,293		21,522		20,883		19,580		19,640		18,400		18,493		89,394		76,113
Discontinued operations real estate assets	165		267		371		381		382		451		541		625		1,184		2,000
Pro rata share of joint venture real estate assets	493		495		268		373		300		405		209		254		1,629		1,016
State taxes	133		133		133		133		133		133		133		133		532		532
Interest expense
Continuing operations	26,967		26,150		26,536		26,401		25,015		25,764		24,849		26,001		106,054		101,629
Discontinued operations	9		58		58		58		59		60		59		61		183		239
Pro rata share of joint ventures	1,070		873		778		744		638		405		432		481		3,398		1,956
Gain on sale of real estate (2)	—		—		—		(1,217)		—		—		—		—		(1,217)		—
(Gain) loss on sale of discontinued operations (3)	(1,509)		3,093		970		(1,415)		(615)		163		(83)		(3,483)		1,139		(4,018)
Loss (gain) on sale of joint venture	—		12		(4)		425		—		(39)		(604)		—		433		(643)
Impairment of real estate
Impairment of real estate	—		—		43		—		2,412		—		1,124		—		43		3,536
Impairment of real estate held for sale	—		88		—		—		—		48		3,451		3,454		88		6,953
EBITDA	$85,210		$83,903		$83,591		$84,163		$77,497		$78,741		$81,039		$81,208		$336,800		$318,334

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.18	x	2.23	x	2.26	x	2.34	x	2.10	x	2.18	x	2.35	x	2.29	x	2.25	x	2.23	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.90	x	1.94	x	1.95	x	2.04	x	1.82	x	1.90	x	2.02	x	2.08	x	1.96	x	1.95	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.61	x	1.64	x	1.66	x	1.74	x	1.54	x	1.61	x	1.69	x	1.78	x	1.66	x	1.65	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.92	x	1.94	x	2.00	x	2.03	x	1.80	x	1.87	x	1.97	x	2.00	x	1.97	x	1.91	x

Net income to earnings calculation:
Net income	$34,186		$29,441		$32,916		$37,397		$29,593		$31,711		$32,528		$35,189		$133,940		$129,021
Deduct:
(Income) loss from discontinued operations	(2,095)		2,691		514		(2,395)		(1,889)		(1,361)		1,504		(1,902)		(1,285)		(3,648)
Equity in income of unconsolidated ventures	(410)		(314)		(559)		(230)		(1,005)		(772)		(1,188)		(473)		(1,513)		(3,438)
Add:
Minority interest in income of consolidated partnership and joint ventures	(86)		203		476		260		385		394		375		401		853		1,555
Interest expense	26,967		26,150		26,536		26,401		25,015		25,764		24,849		26,001		106,054		101,629
Distributed income of investments in unconsolidated joint ventures	—		50		—		159		231		229		243		243		209		946
Interest component of rental expense	140		120		99		97		126		113		80		126		456		445
EARNINGS	$58,702		$58,341		$59,982		$61,689		$52,456		$56,078		$58,391		$59,585		$238,714		$226,510

Fixed charge calculation:
Interest expense	$26,967		$26,150		$26,536		$26,401		$25,015		$25,764		$24,849		$26,001		$106,054		$101,629
Scheduled principal payments	3,998		3,942		4,239		3,852		3,838		3,707		4,050		2,677		16,031		14,272
Preferred dividends	5,462		5,458		5,275		5,275		5,279		5,279		5,753		4,859		21,470		21,170
FIXED CHARGE	$36,427		$35,550		$36,050		$35,528		$34,132		$34,750		$34,652		$33,537		$143,555		$137,071

Capitalized interest	$1,833		$1,587		$1,748		$1,268		$1,182		$1,121		$957		$1,007		$6,436		$4,267

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balances includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(3) For the three months ended June 30, 2004 and the twelve months ended December 31, 2004, balances includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness

Fixed Rate Debt:

Secured Mortgage Indebtedness
Panama City Square	First Union National Bank	$12,367	6.750%	10/01/05	0.62%
Harpers Station I	Columbus Life Insurance Company	11,148	8.000%	10/14/05	0.56%
Harpers Station II	Columbus Life Insurance Company	1,330	8.750%	10/14/05	0.07%
Parkway Plaza I	Sun Life Assurance Company	7,993	7.630%	04/01/06	0.40%
Parkway Plaza II	Sun Life Assurance Company	2,285	8.020%	04/01/06	0.12%
Alexis Park	SECORE Financial	4,388	9.390%	10/01/06	0.22%
Normandy Square	State Farm Life Insurance Company	2,739	8.200%	02/01/07	0.14%
Montebello Plaza	Nationwide Life Insurance	2,951	9.625%	03/05/07	0.15%
Crown Point	Jackson National Life Insurance	6,952	8.120%	05/01/07	0.35%
Skyway Plaza	LaSalle National Bank	3,544	9.250%	05/01/07	0.18%
Dickson City Crossings I	General American Life Insurance Co.	12,010	8.650%	12/01/07	0.61%
Dickson City Crossings II	General American Life Insurance Co.	2,400	8.870%	12/01/07	0.12%
Westminster City Center	Wells Fargo Bank, N.A.	27,858	6.690%	02/01/08	1.41%
Silver Pointe	Nomura Asset Capital Corporation	7,193	7.500%	03/11/08	0.36%
Hillside Village Center	Wells Fargo Bank, N.A.	4,398	6.900%	04/01/08	0.22%
42 properties (REMIC)	SECORE Financial	150,400	6.670%	06/01/08	7.59%
Marketplace	Heller Financial, Inc.	9,188	6.880%	08/01/08	0.46%
Brice Park	USG Annuity and Life	2,576	7.875%	02/01/09	0.13%
London Marketplace	Aegon USA Realty	3,336	8.265%	04/01/09	0.17%
Paradise Plaza	CIGNA	1,427	9.150%	04/01/09	0.07%
Tuckernuck Square	LaSalle National Bank	5,333	7.880%	08/01/09	0.27%
Perry Marketplace	American Express	3,063	9.000%	10/01/09	0.15%
Bristol Plaza	Sun Life Assurance Company	6,012	8.090%	11/01/09	0.30%
Festival Center	KeyBank National Association	2,462	8.240%	01/01/10	0.12%
Sunshine Square	Sun Life Assurance Company	7,216	8.490%	05/31/10	0.36%
Marwood Plaza	Sun Life Assurance Company	4,187	8.280%	06/01/10	0.21%
Saddletree Village Shopping Center	Aegon USA Realty	1,547	8.250%	06/01/10	0.08%
Hampton Village Centre	Deutsche Banc Capital LLC	29,028	8.530%	06/30/10	1.47%
Greentree	KeyBank National Association	4,946	8.240%	10/01/10	0.25%
Merchant’s Central	KeyBank National Association	6,147	8.240%	10/01/10	0.31%
Northside Plaza	KeyBank National Association	2,159	8.240%	10/01/10	0.11%
Habersham Crossing	KeyBank National Association	3,641	8.240%	10/01/10	0.18%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,247	8.000%	07/01/11	0.11%
Merchants Crossing	American Equity Investment	5,115	7.630%	09/14/11	0.26%
Hunt River Commons	Nationwide Life Insurance	7,206	7.070%	10/01/11	0.36%
Annex of Arlington	LaSalle National Bank	17,868	7.850%	04/11/12	0.90%
Chapel Square	American National	1,498	9.250%	02/01/13	0.08%
Florence Square I	Nationwide Life Insurance	13,182	7.400%	04/01/13	0.67%
Florence Square II	Nationwide Life Insurance	1,283	8.500%	04/01/13	0.06%
Florence Square III	Nationwide Life Insurance	992	8.320%	04/01/13	0.05%
Northgate	State Farm Life Insurance Company	5,836	8.750%	06/30/13	0.29%
University IV	IDS Life Insurance Company	1,839	8.250%	03/01/15	0.09%
Riverview Plaza	Protective Life	4,309	8.625%	09/01/15	0.22%
Green Acres	Protective Life	10,719	7.500%	07/01/16	0.54%
Lexington Town Square	American Enterprise	1,738	8.500%	10/01/16	0.09%
Midway Market Square	MONY	16,208	8.180%	12/01/16	0.82%
Elkhart Market Centre	Protective Life	12,694	7.500%	08/01/18	0.64%
Northshore Plaza	IDS Life Insurance Company	3,636	8.050%	02/01/20	0.18%
Covered Bridge	Protective Life	2,633	7.500%	06/01/20	0.13%
Olympia Corners	Protective Life	5,171	7.500%	06/01/20	0.26%
Sun Plaza	Protective Life	9,614	7.500%	06/01/20	0.49%
The Vineyards	Protective Life	7,992	7.500%	06/01/20	0.40%
Arvada Plaza	American Centurion	2,071	7.670%	05/01/21	0.10%
Aurora Plaza	Protective Life	6,206	7.500%	06/01/21	0.31%

	Lender	Outstanding Balance	Actual Interest Rate		Maturity Date	Percent of Total Indebtedness

Cheyenne Plaza	SAFECO Life Insurance Co.	4,650	7.880%		06/01/21	0.23%
Hilltop Plaza	IDS Life Insurance Company	5,612	7.640%		06/01/21	0.28%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,824	7.320%		03/01/28	0.19%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$506,367	7.498%			25.57%

Unsecured Notes
7.75%, 10 Year Unsecured Notes	–	$100,000	7.750%		04/06/05	5.05%
7.35%, 10 Year Unsecured Notes	–	30,000	7.350%		06/15/07	1.51%
5.88%, 5 Year Unsecured Notes	–	250,000	5.875%		06/15/07	12.62%
7.40%, 10 Year Unsecured Notes	–	150,000	7.400%		09/15/09	7.57%
4.50%, 7 Year Unsecured Notes (1)	–	150,000	4.500%		02/01/11	7.57%
5.50%, 10 Year Unsecured Notes	–	50,000	5.500%		11/20/13	2.52%
3.75%, 20 Year Unsecured Notes (2)	–	115,000	3.750%		06/01/23	5.81%
7.97%, 30 Year Unsecured Notes	–	10,000	7.970%		08/14/26	0.50%
7.65%, 30 Year Unsecured Notes	–	25,000	7.650%		11/02/26	1.26%
7.68%, 30 Year Unsecured Notes	–	10,000	7.680%		11/02/26	0.50%
7.68%, 30 Year Unsecured Notes	–	10,000	7.680%		11/02/26	0.50%
6.90%, 30 Year Unsecured Notes	–	25,000	6.900%		02/15/28	1.26%
6.90%, 30 Year Unsecured Notes	–	25,000	6.900%		02/15/28	1.26%
7.50%, 30 Year Unsecured Notes	–	25,000	7.500%		07/30/29	1.26%
TOTAL FIXED RATE UNSECURED NOTES		$975,000	6.064%			49.23%

CAPITAL LEASES		$28,234	7.500%		06/20/31	1.43%

TOTAL FIXED RATE DEBT		$1,509,601	6.572%			76.23%

Variable Rate Debt (3) (4):

Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	3.040%		12/01/06	0.73%
Highland Commons	GE Financial Assurance	3,643	6.375%		12/01/09	0.18%
Lexington Road Plaza	Great Northern Insured Annuity	6,612	7.375%		09/01/11	0.33%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,755	4.689%			1.25%

Credit Facilities
$350 Million Revolving Credit Facility	Bank of America	$296,000	2.490	%(5)	06/29/07	14.95%
$150 Million Secured Term Loan Facility	Bank of America	150,000	2.219%		06/29/07	7.57%

TOTAL CREDIT FACILITIES		$446,000	2.399%			22.52%

TOTAL VARIABLE RATE DEBT		$470,755	2.519%			23.77%

TOTAL DEBT		$1,980,356	5.609%			100.00%

Net Unamortized Premiums on Mortgages		$20,400
Net Unamortized Discount on Notes		(4,723)
Impact of Swap Agreements on Notes (1)		286
TOTAL DEBT - NET		$1,996,319

(1) On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%.  As of December 31, 2004, the Company had interest rate swaps that effectively convert the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 2.40% as of December 31, 2004, plus spreads ranging from 65 to 85 basis points,  or Moody’s A Corporate Bond Index, which was 5.43% as of December 31, 2004, plus spreads ranging from 12.5 to 37.5 basis points.

(4) During 2004, the Company entered into certain forward starting interest rate swap agreements for an aggregate notional amount of approximately $100 million.  Beginnging October 15, 2004, these derivative instruments were used to hedge the risk of changes in interest cash outflows by locking the ten year LIBOR swap rate, and effectively eliminating the impact of variable interest rates on $100 million.  On January 13, 2005, concurrent with the Company’s public offering of $100 aggregate principal amount of unsecured notes, the Company terminated these forward starting interest rate swaps.  The proceeds from the public offering were to pay-down amounts outstanding under the $350 million revolving credit facility.

(5) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(In thousands)

		Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2005		$16,148	$124,438		$140,586	7.10%
2006		16,287	28,034		44,321	2.24%
2007		15,604	751,573	(1)	767,177	38.74%
2008		13,847	190,037		203,884	10.30%
2009		10,960	166,712		177,672	8.97%
2010		10,279	51,180		61,459	3.10%
2011		9,131	164,299		173,430	8.76%
2012	+	116,827	295,000		411,827	20.80%
		$209,083	$1,771,273		$1,980,356	100.00%

Net Unamortized Premiums on Mortgages	$20,400
Net Unamortized Discount on Notes	(4,723)
Impact of Swap Agreements on Notes	286
TOTAL DEBT - NET	$1,996,319

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	7.7 years	2.6 years	6.5 years
Excluding capital leases and credit facilities	7.4 years	3.6 years	7.3 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	52%	Yes
Total secured debt to total asset value	< 40%	18%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	213%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	265%	Yes

Unencumbered Properties Summary:

	# of Properties	GLA
Unencumbered properties	278	38,920,549
Encumbered properties	100	13,957,646
	378	52,878,195

(1) Scheduled maturities include $296.0 million representing the balance of the $350 million revolving credit facility drawn as of December 31, 2004 and maturing June 29, 2007, with a one-year extension option, and the balance of the $150 million secured term loan drawn as of December 31, 2004 and maturing June 29, 2007.

(2) For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

2004 Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

Property Acquisitions
1Q 2004
New Britain Village Square	S	Chalfont, PA	01/09/04	$23,387,877	8.6%	$2,019,000	143,716	97%	Genuardi’s Family Market	1989
Clearwater Mall (5)	S	Clearwater, FL	01/30/04	30,000,000	8.0%	2,400,000	285,519	91%	Linens N’ Things, Ross	2003
Elk Grove Town Center	S	Elk Grove Village, IL	01/30/04	21,000,000	8.5%	1,791,000	131,849	100%	Dominick’s Foods, Walgreen	1998
Villa Monaco	S	Denver, CO	02/19/04	12,000,000	8.9%	1,071,000	122,213	91%	King Soopers	1978
Florence Square	S	Florence, KY	03/17/04	39,475,000	8.9%	3,517,000	361,251	95%	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx	2000
Total				$125,862,877	8.6%	$10,798,000	1,044,548

2Q 2004
Unity Plaza (6)	L	East Fishkill, NY	04/28/04	$6,000,000	—	—	11 acres	—	—	—
Stockbridge Village	S	Stockbridge, GA	04/29/04	23,750,000	9.5%	$2,250,000	188,203	99%	Kroger	1991
Total				$29,750,000	—	$2,250,000	188,203

3Q 2004
Starlite Plaza	S	Sylvania, OH	07/22/04	$16,800,000	8.3%	$1,394,400	222,450	95%	Farmer Jack	2000
Village Center (7)	S	Smithtown, NY	08/19/04	16,750,000	8.7%	1,509,225	97,401	65%	Eckerd	2004
Annex of Arlington	S	Arlington Heights, IL	08/26/04	27,200,000	8.1%	2,203,200	197,328	98%	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s	1999
Marketplace	S	Tulsa, OK	09/01/04	18,000,000	8.8%	1,582,200	186,851	100%	CompUSA, Drysdale’s, Oshman’s, PetsMart	1992
The Market at Preston Ridge (8)	S	Frisco, TX	09/01/04	5,150,000	8.0%	412,000	50,326	92%	CompUSA	2003
Total				$83,900,000	8.5%	$7,101,025	754,356

4Q 2004
Silver Pointe Shopping Center	S	Fenton, MI	11/23/04	$10,150,000	9.9%	$1,004,289	86,141	97%	Sears	1996
The Shoppes at Southside	S	Jacksonville, FL	12/10/04	24,989,000	8.1%	2,021,320	109,113	100%	Best Buy, David’s Bridal, Sports Authority	2004
Total				$35,139,000	8.6%	$3,025,609	195,254

		2004 Total Acquisitions		$274,651,877	—	$23,174,634	2,182,361

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Acquired the remaining 50 percent interest in the property.  Cap-rate and NOI calculated on a stabilized basis.

(6) The Company will develop an approximately 70,000 square foot shopping center anchored by a 47,500 square foot A&P Food Market and has received all required permits and approvals to commence development.

(7) Property currently under redevelopment.  Cap-rate and NOI calculated on a stabilized basis.

(8) Acquired the remaining 50 percent interest in the property.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

2004 Dispositions and Transfers To Joint Ventures

	Property Type (1)	Location	Sale Date	Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)
Transfers to Joint Ventures
2Q 2004
Villa Monaco (5)	O	Denver, CO	06/01/04	$10,800,000	$10,800,000	$—	8.9%	$963,900	122,213	93%	1978

Property Dispositions
1Q 2004
Land at Westgate	L	Dublin, GA	01/09/04	$1,250,000	$781,840	$468,160	—	—	11.8 acres	—	—
Brookshire’s (lease assigned from Safeway)	T	West Monroe, LA	01/27/04	2,000,000	1,843,600	156,400	9.9%	$198,000	41,293	100%	1981
Edgebrook Plaza	S	Houston, TX	03/18/04	6,050,000	5,260,080	789,920	9.1%	551,000	100,170	96%	1987
				$9,300,000	$7,885,520	$1,414,480	—	$749,000	141,463

2Q 2004
Northern Automotive	T	Hastings, NE	04/21/04	$400,000	$420,810	$(20,810)	12.3%	$49,295	4,000	100%	1988
Eastgate Shopping Center	S	Lake Wales, FL	04/30/04	1,525,000	1,650,970	(125,970)	—	(62,504)	102,161	7%	1994
Outparcel at Superior Marketplace	P	Superior, CO	05/21/04	775,000	711,910	63,090	—	—	1 acre	—	—
Sun Valley Plaza	S	Mesa, AZ	06/04/04	3,100,000	5,727,640	(2,627,640)	3.6%	112,240	107,405	37%	1981
Genzyme Corp.	M	Scottsdale, AZ	06/28/04	1,450,000	2,258,940	(808,940)	—	—	21,560	100%	1971
Whitestown Plaza	S	Whitesboro, NY	06/28/04	2,750,000	4,075,770	(1,325,770)	4.9%	134,481	80,612	73%	1986
				$10,000,000	$14,846,040	$(4,846,040)	—	$233,512	315,738

3Q 2004
Rite Aid	T	East Albany, GA	07/13/04	$455,000	$418,370	$36,630	10.7%	$48,785	10,069	100%	1982
Kroger (subleased to Harveys)	T	East Albany, GA	07/13/04	1,470,000	1,581,580	(111,580)	12.1%	177,946	34,019	100%	1982
Outparcel at Kimball Crossing	P	Kimball, TN	08/23/04	225,000	148,600	76,400	—	—	1 acre	—	—
New Port Richey Center	T	New Port Richey, FL	09/10/04	3,450,000	3,392,690	57,310	9.1%	315,059	43,441	100%	1988
Factory Merchants Barstow (6)	F	Barstow, CA	09/22/04	12,500,000	15,651,270	(3,151,270)	9.4%	1,175,000	329,110	41%	1994
				$18,100,000	$21,192,510	$(3,092,510)	—	$1,716,790	416,639

4Q 2004
Glengary Shopping Center	S	Westerville, OH	11/09/04	$4,450,000	$4,512,100	$(62,100)	9.8%	$436,059	105,601	74%	1998
Old Egypt	T	Magnolia, TX	12/22/04	5,005,000	3,433,740	1,571,260	6.6%	329,670	14,490	100%	2003
Hardee’s	T	Hanover, PA	12/25/04	275,000	275,100	(100)	—	—	3,800	0%	1971
				$9,730,000	$8,220,940	$1,509,060	—	$765,729	123,891

		2004 Total Dispositions		$57,930,000	$62,945,010	$(5,015,010)	—	$4,428,931	1,119,944

(1) F - Factory Outlet Center, M - Miscellaneous, L - Land, O - Ownership Interest, P - Outparcel, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Transfer of 90 percent of the Company’s ownership interest to CA New Plan Venture Fund.  Cap-rate and NOI calculated on a pro rata share.

(6) Sale amount includes an approximately $8.5 million purchase money note.  As of December 31, 2004, approximately $8.0 million of the purchase money note was outstanding.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Current Redevelopment / Outparcel Development / New Development Activities

					Construction			Expected	Expected
			Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
	Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
Redevelopment Activities

Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building, including a 22,722 SF Staples, and 13,200 SF outparcel building	255,391	94%	Mar-03	Feb-05	85%	$5,642,612	9.5%
Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	76%	Apr-03	Aug-05	25%	7,800,000	10.0%
Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	147,602	59%	May-03	Apr-05	85%	4,107,345	12.4%
Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,939	92%	May-03	Apr-05	80%	2,990,205	10.3%
Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	147,039	51%	May-03	Jul-05	55%	2,092,753	13.0%
Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	93%	Jun-03	Jul-05	50%	4,796,792	15.2%
The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	279,154	70%	Jul-03	Sep-05	49%	26,000,000	10.0%
Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a 85,000 SF Burlington Coat Factory and additional retail shops	111,819	90%	Jul-03	Apr-05	60%	3,542,363	11.0%
J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office anchored by a 38,380 SF Louisville Athletic Club	192,985	42%	Sep-03	Sep-05	50%	6,821,007	13.7%
Washtenaw Fountain Plaza	Ypsilanti, MI	Redevelopment of former Builders Square with a multi-tenant building	136,103	76%	Jan-04	Jan-05	80%	2,509,779	10.0%
Western Village	Cincinnati, OH	Construction of a new 76,000 SF Kroger and 30,000 SF of retail shops	115,450	73%	Feb-04	Jun-05	65%	5,802,868	11.1%
Transit Road Plaza	Lockport, NY	Remerchandise former Kmart with a multi-tenant building anchored by a 21,160 SF Office Max and a 29,563 SF Grossman’s Bargain Outlet	138,120	60%	Mar-04	Feb-05	60%	5,493,726	10.4%
Orange Grove	Houston, TX	Redevelopment of former Kmart anchored shopping center with the construction of a 35,277 SF 24 Hour Fitness, 8,000 SF of new retail shops and the addition of a 93,633 SF Floor & Décor	188,698	97%	May-04	Feb-05	80%	5,896,546	10.5%
Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a new 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	140,622	75%	Jul-04	May-05	30%	7,956,483	11.0%
Wallkill Plaza	Middletown, NY	Redevelopment of former Bradlees into a multi-tenant retail building anchored by a 58,931 SF Ashley Furniture and a 27,000 SF A.J. Wright and shopping center renovation	203,234	97%	Jul-04	Mar-05	20%	3,071,729	11.0%
Sharpstown Plaza	Houston, TX	Redevelopment of former office building into a shopping center anchored by a new 33,177 SF Circuit City and 9,947 SF of retail shops	43,124	81%	Jul-04	Mar-05	90%	5,347,799	11.2%
Hornell Plaza	Hornell, NY	Expansion of Wegman’s by 2,800 SF and relocation of existing tenants to new spaces	253,703	97%	Sep-04	Jun-05	15%	617,847	12.8%
Mohawk Acres	Rome, NY	Construction of a new 70,000 SF Price Chopper and shopping center renovation	161,538	87%	Sep-04	Oct-05	30%	3,570,204	10.1%
Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	71%	Sep-04	Jan-07	5%	1,184,505	10.1%
Tomball Parkway Plaza	Tomball, TX	Renovation of former Compaq anchored wing of shopping center to accommodate multi-tenant retail shops anchored by a 37,090 SF Big Lots	133,629	98%	Sep-04	Jun-05	90%	542,366	11.1%
Jasper Manor	Jasper, IN	Redevelopment and renovation of shopping center with the addition of small shop space	194,120	85%	Oct-04	Jun-05	30%	772,963	14.0%
Dover Park Plaza	Yardville, NJ	Phase II of façade renovation and the replacement of former Acme with multiple retail shops	59,652	96%	Oct-04	May-05	30%	769,425	11.4%
Shops at Seneca Mall	Liverpool, NY	Redevelopment of former medical space with a 34,000 SF Big Lots and additional retail shops	237,202	93%	Oct-04	Jul-05	10%	1,182,378	11.7%
Village Center	Smithtown, NY	Renovation of shopping center with the addition of Uncle Guisseppe’s, a 32,500 SF specialty grocer	97,536	99%	Oct-04	Oct-05	5%	1,496,294	13.0%
Merchants Crossing (4)	Newnan, GA	Remerchandise former Kmart with a multi-tenant building	170,100	57%	Dec-04	Jul-06	10%	925,922	10.7%
Tinton Falls Plaza (4)	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	100,582	53%	Dec-04	Jan-06	5%	2,346,415	10.7%
Culpepper Plaza (4)	College Station, TX	Renovation of shopping center with new junior anchors to replace former Safeway	178,004	88%	Dec-04	Feb-06	5%	2,464,322	10.9%
The Crossing at Fry Road (4)	Katy, TX	Expansion of Hobby Lobby by 15,576 SF and façade renovation	234,517	99%	Dec-04	Sep-05	5%	421,441	12.4%
Grand Crossing (4)	Brighton, MI	Renovation of VG’s, expansion of Ace Hardware by 4,000 SF and addition of 3,600 SF of new shop space	85,596	98%	Jan-05	Jan-06	0%	804,393	10.9%
Roxboro Square (4)	Roxboro, NC	Redevelopment of former Wal-Mart anchored center into a town center anchored by Person County	98,980	88%	Jan-05	Dec-05	0%	6,007,629	10.1%
Parkway Plaza (4)	Winston-Salem, NC	Conversion of former Bowling Center to 28,000 SF CitiTrends	286,405	97%	Jan-05	Oct-05	0%	1,020,522	10.9%
Friendswood Square (4)	Friendswood, TX	Reconfiguration of shopping center and addition of a new 14,560 SF Walgreens	77,999	32%	Jan-05	May-06	0%	4,476,887	9.5%
							Total / Average	$128,475,520	11.3%

					Construction			Expected	Expected
			Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
	Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
Outparcel Development Activities

Ridgeview Centre	Wise, VA	Construction of a 10,700 SF Social Security office	187,400	100%	Jan-04	Feb-05	30%	$1,592,813	10.7%
Paradise Plaza	Paradise, CA	Construction of a 3,076 SF Perko’s Café	199,688	100%	Sep-04	Oct-05	10%	1,003,215	11.2%
Elkhart Market Centre	Goshen, IN	Construction of a 7,800 SF Pet Supplies Plus	356,915	100%	Oct-04	Oct-05	10%	950,290	12.3%
							Total / Average	$3,546,318	11.4%
Joint Venture Redevelopment Activities

Clinton Crossing	Clinton, MS	Redevelopment of former Wal-Mart with a new 46,873 SF Winn-Dixie and 14,000 SF of retail shops	101,073	95%	Apr-04	Jan-05	75%	$6,837,878	14.9%
Marrero Shopping Center	Marrero, LA	Expansion of Winn-Dixie to 44,000 SF	69,259	100%	Jul-04	Mar-05	90%	1,729,410	13.1%
Stone Mountain Festival	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	347,190	83%	Sep-04	Mar-06	10%	3,896,995	12.2%
							Total / Average	$12,464,283	13.4%
New Development Activities

Unity Plaza	East Fishkill, NY	Development of a 70,000 SF shopping center anchored by A&P Food Market	70,000	—	May-04	Nov-05	20%	$13,961,504	10.0%
The Centre’ at Navarro (4)	Victoria, TX	Phase I development of 97,208 SF shopping center anchored by Hastings and Walgreens	97,208	—	Jan-05	Dec-05	0%	7,092,369	10.7%
							Total / Average	$21,053,873	10.3%

		TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT / NEW DEVELOPMENT ACTIVITIES						$165,539,994	11.4%

					Construction			Expected	Expected
				Percent			Percent	Total	Stabilized Return
	Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
Completed 2004 Redevelopment / Outparcel Development Activities

Sun Plaza	Ft. Walton Beach, FL	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops	153,718	100%	Feb-03	Jan-04	100%	$4,446,923	12.1%
Westgate	Dublin, GA	Sale of land to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s	118,938	93%	Feb-03	Jan-04	100%	2,040,807	10.8%
Perry Marketplace	Perry, GA	Redevelopment of former Kmart into a multi-tenant building	179,973	98%	Apr-03	Jan-04	100%	1,182,609	11.9%
Westgate Manor	Rome, NY	Expansion of shopping center by 10,000 SF to accommodate Big Lots expansion	75,813	99%	Oct-03	Feb-04	100%	589,019	10.6%
Colonial Marketplace	Orlando, FL	Purchase adjacent 7,200 SF building to lease and renovate	140,622	75%	Mar-03	Apr-04	100%	1,539,000	12.1%
Fashion Corner	Saginaw, MI	Phase III re-tenanting of former Kids R Us and combining of adjacent spaces to create two new anchor stores and façade renovation of that area	189,260	83%	Sep-03	Apr-04	100%	1,069,000	11.5%
Moundsville Plaza	Moundsville, WV	Construction of a 5,400 SF Blockbuster	176,446	85%	Jul-03	Apr-04	100%	761,984	11.3%
New Chastain Corners	Marietta, GA	Increased lease commitment and renovation of existing Kroger, development of outparcel with Bank of America and shopping center renovation	113,079	98%	Oct-03	May-04	100%	488,245	12.9%
Northland	Watertown, NY	Construction of a 11,500 SF Kinney Drug	131,982	29%	Jul-03	May-04	100%	1,328,026	12.3%
Maplewood Mall	Houston, TX	Eliminate enclosed mall area to increase parking and tenant visibility and re-tenant space	94,360	82%	Oct-03	May-04	100%	1,845,737	11.0%
Wisteria Village	Snellville, GA	Replacement and expansion of former Winn-Dixie by 12,000 SF to accommodate a new 57,425 SF Hobby Lobby	173,152	100%	Jan-04	Jun-04	100%	1,153,810	10.0%
Chapman Square	Knoxville, TN	Renovation and expansion of existing Kroger and shopping center redevelopment	53,591	73%	Oct-03	Jun-04	100%	726,286	13.5%
Clear Lake Camino South	Houston, TX	Construction of a new 14,471 SF freestanding Eckerd, re-leasing of former grocer space and re-tenanting	112,803	98%	Jun-03	Jun-04	100%	4,918,640	12.1%
Superior Marketplace	Superior, CO	Completion of Phase I development and Phase II development	252,253	99%	Aug-02	Jul-04	100%	20,200,000	11.9%
Bethel Park	Bethel Park, PA	Replacement and expansion of former Ames to accommodate a new 98,462 SF Wal-Mart and increased lease commitment and addition of fuel center at existing Giant Eagle	218,714	100%	Nov-03	Jul-04	100%	1,281,389	10.1%
Metro 580	Pleasanton, CA	Construction of a 88,000 SF Kohl’s and reconfigure the remaining anchor space	176,510	100%	Sep-03	Sep-04	100%	4,592,467	11.9%
Regency Park	Jacksonville, FL	Phase II redevelopment of former Service Merchandise with the addition of a new 47,200 SF American Signature, reconfiguration of shop space into a 4,816 SF retail space and shopping center renovation	333,948	95%	Jun-04	Sep-04	100%	2,207,086	10.5%
South Plaza	Norwich, NY	Redevelopment of former Ames with a 29,272 SF Tractor Supply and 10,000 SF of retail shops	143,620	70%	Dec-03	Sep-04	100%	990,414	13.3%

					Construction			Expected	Expected
				Percent			Percent	Total	Stabilized Return
	Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
Rockland Plaza	Nanuet, NY	Expansion of Marshalls by 10,000 SF, replacement of 18,000 SF Odd-Job with Petco and shopping center renovation	249,631	96%	Jan-04	Oct-04	100%	3,875,135	14.5%
Island Plaza	James Island, SC	Remerchandise former Kmart with a multi-tenant building	171,224	95%	Jan-04	Oct-04	100%	1,883,764	10.5%
Irving West	Irving, TX	Re-tenant former Winn-Dixie with specialty grocer and renovate existing small shop space	70,056	95%	Oct-03	Oct-04	100%	1,650,859	14.4%
Southgate	New Port Richey, FL	Construction of a new 44,841 SF Publix and 3,194 SF of retail shops and shopping center renovation	262,910	97%	May-04	Nov-04	100%	6,799,124	10.6%
Northeast Plaza	Atlanta, GA	Remerchandising of shopping center with additional anchor tenants and shopping center renovation	442,714	98%	Jan-04	Nov-04	100%	5,263,477	12.0%
Brentwood Plaza	Cincinnati, OH	Construction of a new 69,133 SF Kroger and shopping center renovation	222,708	96%	Jan-04	Nov-04	100%	6,909,636	10.5%
Festival Centre	North Charleston, SC	Addition of two new anchors, remerchandise small shop space and shopping center renovation	323,742	94%	Jan-04	Nov-04	100%	2,443,330	13.0%
Bay Forest	Houston, TX	Expansion of Kroger to 65,000 SF and redevelopment of shopping center	71,667	100%	Dec-03	Nov-04	100%	692,493	11.9%
Sun Plaza	Ft. Walton Beach, FL	Construction of a 3,300 SF Moe’s Southwest Grill	153,718	100%	Jun-04	Dec-04	100%	603,986	10.4%
Hampton Village Centre	Rochester Hills, MI	Redevelopment and renovation of former Farmer Jack anchored wing of shopping center to accommodate a new 45,000 SF Best Buy	459,285	96%	Jun-04	Dec-04	100%	2,695,098	11.1%
Paseo del Norte	Albuquerque, NM	Develop shopping center with a 40,000 SF Wal-Mart neighborhood market ground lease and 10,400 SF of small shop space	50,400	91%	Jul-02	Dec-04	100%	2,838,707	11.0%
Heritage Square	Dover, OH	Redevelopment of former Fleming with a 66,544 SF Giant Eagle and reconfiguration and renovation of shopping center	181,732	90%	Aug-04	Dec-04	100%	341,748	12.0%

							Total / Average	$87,358,799	11.7%

		TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT / NEW DEVELOPMENT ACTIVITIES						$252,898,793	11.5%

(1) Includes all leases in effect at December 31, 2004, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended December 31, 2004.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Property Type Summary

(Includes 100 Percent of Joint Venture Projects)

	# of Properties	GLA	Leased GLA	ABR
COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	326	45,854,279	42,822,895	$352,113,911
Single Tenant Properties	10	356,043	308,043	1,682,839
Enclosed Malls / Specialty Retail Properties	3	1,404,926	1,008,434	12,179,589
Miscellaneous Properties	7	13,200	13,200	33,132
	346	47,628,448	44,152,572	$366,009,471

Redevelopment Properties
Community and Neighborhood Shopping Centers	32	5,249,747	4,314,102	$30,593,493

COMPANY TOTAL PORTFOLIO	378	52,878,195	48,466,674	$396,602,964

Joint Venture Projects (1)
Stabilized Properties	23	4,485,215	4,324,832	$50,486,732
Redevelopment Properties (2)	3	442,676	383,901	1,568,966
	26	4,927,891	4,708,733	$52,055,698

TOTAL PORTFOLIO	404	57,806,086	53,175,407	$448,658,662

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	349	50,339,494	47,147,727	$402,600,643
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	35	5,692,423	4,698,003	32,162,459
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	384	56,031,917	51,845,730	434,763,102

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (3)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	32,634,869	62.9%	$204,097,225	$6.25	46.9%
Non-anchor Tenants	19,210,861	37.1%	230,665,877	12.01	53.1%
	51,845,730	100.0%	$434,763,102	$8.39	100.0%

(1) All projects are community and neighborhood shopping centers.

(2) Includes CA New Plan Venture Fund Redevelopment Properties.

(3) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Property Type Summary

(Includes Pro Rata Share of Joint Venture Projects)

					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI
COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	326	45,854,279	93.4%	42,822,895	$352,113,911	86.6%	$76,189,300	89.1%
Single Tenant Properties	10	356,043	86.5%	308,043	1,682,839	0.4%	485,443	0.6%
Enclosed Malls / Specialty Retail Properties	3	1,404,926	71.8%	1,008,434	12,179,589	3.0%	2,918,756	3.4%
Miscellaneous Properties	7	13,200	100.0%	13,200	33,132	0.0%	(350,539)	-0.4%
	346	47,628,448	92.7%	44,152,572	$366,009,471	90.0%	$79,242,960	92.6%

Redevelopment Properties
Community and Neighborhood Shopping Centers	32	5,249,747	82.2%	4,314,102	$30,593,493	7.5%	$6,311,841	7.4%

COMPANY TOTAL PORTFOLIO	378	52,878,195	91.7%	48,466,674	$396,602,964	97.5%	$85,554,801	100.0%

Joint Venture Projects (2)
Stabilized Properties	23	856,347	96.4%	825,142	$9,978,946	2.5%
Redevelopment Properties (3)	3	44,268	86.7%	38,390	156,897	0.0%
	26	900,614	95.9%	863,532	$10,135,842	2.5%

TOTAL PORTFOLIO	404	53,778,809	91.7%	49,330,206	$406,738,806	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	349	46,710,626	93.4%	43,648,037	$362,092,857
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	35	5,294,015	82.2%	4,352,492	30,750,390
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	384	52,004,640	92.3%	48,000,529	392,843,246

(1) Data includes approximately $759,000 of Quarterly Net Operating Income (“NOI”) from properties classified as discontinued operations under SFAS 144 and excludes approximately $439,000 of Quarterly NOI attributable to joint venture properties consolidated under the provisions of FIN 46.  NOI is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and includes NOI from properties classified as discontinued operations under SFAS 144.   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.  For a reconciliation of NOI to net income please see page 6.

(2) All projects are community and neighborhood shopping centers.

(3) Includes CA New Plan Venture Fund Redevelopment Properties.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	90.5%	760,014	1.4%	1.0%
Arizona	5	90.6%	806,208	1.5%	1.5%
Arkansas	2	96.9%	237,991	0.4%	0.4%
California	14	95.6%	2,245,248	4.2%	6.2%
Colorado	6	99.6%	1,005,796	1.9%	2.8%
Delaware	2	94.9%	135,784	0.3%	0.1%
Florida	36	89.2%	5,426,296	10.1%	11.5%
Georgia	36	94.4%	3,793,935	7.1%	6.4%
Illinois	9	90.1%	1,586,529	3.0%	3.7%
Indiana	10	84.9%	1,352,287	2.5%	1.7%
Iowa	3	96.7%	549,291	1.0%	0.8%
Kentucky	12	91.5%	2,166,653	4.0%	3.5%
Louisiana	6	98.4%	696,857	1.3%	0.8%
Maryland	2	84.5%	282,336	0.5%	0.5%
Massachusetts	2	99.1%	348,917	0.6%	0.5%
Michigan	20	93.1%	3,009,599	5.6%	6.2%
Minnesota	1	98.2%	55,715	0.1%	0.1%
Mississippi	2	99.8%	90,341	0.2%	0.1%
Nevada	3	90.7%	586,126	1.1%	1.2%
New Jersey	6	92.6%	879,200	1.6%	2.0%
New Mexico	3	95.5%	111,001	0.2%	0.2%
New York	27	86.7%	3,650,696	6.8%	5.9%
North Carolina	15	96.2%	1,893,803	3.5%	2.7%
Ohio	24	91.7%	3,841,557	7.1%	6.7%
Oklahoma	1	100.0%	186,851	0.3%	0.4%
Pennsylvania	15	87.3%	2,595,397	4.8%	5.3%
Rhode Island	1	100.0%	148,126	0.3%	0.3%
South Carolina	7	95.9%	792,773	1.5%	1.2%
Tennessee	15	95.9%	1,882,236	3.5%	3.0%
Texas	89	90.3%	9,369,047	17.4%	17.3%
Utah	3	98.8%	607,075	1.1%	1.2%
Virginia	13	92.2%	1,709,881	3.2%	3.0%
West Virginia	3	92.8%	356,721	0.7%	0.6%
Wisconsin	3	94.4%	458,372	0.9%	0.7%
Wyoming	1	89.6%	160,150	0.3%	0.2%
	404	91.7%	53,778,809	100%	100%

Region (1)
East	105	90.8%	14,960,287	27.8%	25.7%
Midwest	71	91.4%	11,013,500	20.5%	20.1%
South	194	91.7%	22,443,568	41.7%	41.0%
West	34	95.4%	5,361,454	10.0%	13.1%
	404	91.7%	53,778,809	100%	100%

(1) NCREIF Regions

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Same Property NOI Analysis

(In thousands, except property statistics)

	Twelve Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	12/31/04	12/31/03	Change	12/31/04	12/31/03	Change	09/30/04	09/30/03	Change	06/30/04	06/30/03	Change	03/31/04	03/31/03	Change
Analysis Specific Property Statistics (1):
Number of properties included in analysis	282	282		300	300		306	306		307	307		309	309
Gross leasable area	36,972,910	36,972,910		39,100,856	39,100,856		40,039,823	40,039,823		41,860,398	41,860,398		40,988,528	40,988,528
Percent leased	93.1%	93.2%	-0.1%	93.3%	93.6%	-0.3%	93.2%	93.2%	0.0%	92.7%	93.0%	-0.3%	92.0%	93.4%	-1.4%

Termination Fees: (2)	$304	$1,452		$228	$799		$99	$1,008		$(32)	$47		$19	$458

Rental revenues	$345,957	$345,298	0.2%	$92,871	$92,966	-0.1%	$91,358	$91,458	-0.1%	$93,928	$95,136	-1.3%	$96,406	$95,819	0.6%
Rental operating expenses	104,986	107,444	-2.3%	29,957	30,656	-2.3%	26,502	26,842	-1.3%	27,097	28,769	-5.8%	30,495	30,149	1.1%
SAME PROPERTY NOI (GAAP BASIS)	$240,971	$237,854	1.3%	$62,914	$62,310	1.0%	$64,856	$64,616	0.4%	$66,831	$66,367	0.7%	$65,911	$65,670	0.4%
Operating margin (GAAP basis)	69.7%	68.9%	0.8%	67.7%	67.0%	0.7%	71.0%	70.7%	0.3%	71.2%	69.8%	1.4%	68.4%	68.5%	-0.2%
Straight-line rent adjustment	4,244	4,074	4.2%	1,063	884	20.2%	1,035	970	6.7%	1,222	1,255	-2.6%	1,249	1,173	6.5%
SAME PROPERTY NOI	$236,727	$233,780	1.3%	$61,851	$61,426	0.7%	$63,821	$63,646	0.3%	$65,609	$65,112	0.8%	$64,662	$64,497	0.3%
Operating margin	68.4%	67.7%	0.7%	66.6%	66.1%	0.5%	69.9%	69.6%	0.3%	69.9%	68.4%	1.4%	67.1%	67.3%	-0.2%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$345,957	$345,298		$92,871	$92,966		$91,358	$91,458		$93,928	$95,136		$96,406	$95,819
Non-same property rental revenues	154,821	130,787		36,825	27,046		32,282	26,250		29,023	24,695		29,121	23,721
TOTAL RENTAL REVENUES	500,778	476,085		129,696	120,012		123,640	117,708		122,951	119,831		125,527	119,540
Same property rental operating expenses (1)	104,986	107,444		29,957	30,656		26,502	26,842		27,097	28,769		30,495	30,149
Non-same property rental operating expenses	54,937	49,824		13,260	10,805		12,409	10,261		10,166	10,296		10,360	9,785
TOTAL RENTAL OPERATING EXPENSES	159,923	157,268		43,217	41,461		38,911	37,103		37,263	39,065		40,855	39,934

TOTAL NOI (1)	340,855	318,817		86,479	78,551		84,729	80,605		85,688	80,766		84,672	79,606

SAME PROPERTY JOINT VENTURE NOI (1)	3,521	3,652		1,244	1,387		956	1,048		916	901		1,118	1,027

CONSOLIDATED NOI	337,334	315,165		85,235	77,164		83,773	79,557		84,772	79,865		83,554	78,579

Total other income	9,842	12,857		2,177	3,021		2,489	2,884		2,408	3,119		2,768	3,833
Total other expenses	(214,842)	(197,558)		(55,407)	(49,684)		(53,927)	(51,697)		(53,231)	(47,453)		(52,277)	(48,724)
Gain on sale of real estate	1,217	—		—	—		—	—		—	—		1,217	—
Impairment of real estate	(43)	(3,536)		—	(2,412)		—	—		(43)	(1,124)		—	—
Minority interest in income of consolidated partnership and joint ventures	(853)	(1,555)		86	(385)		(203)	(394)		(476)	(375)		(260)	(401)
Income from discontinued operations	1,285	3,648		2,095	1,889		(2,691)	1,361		(514)	(1,504)		2,395	1,902

NET INCOME	$133,940	$129,021		$34,186	$29,593		$29,441	$31,711		$32,916	$32,528		$37,397	$35,189

(1) Includes pro rata share of same property joint venture projects.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and includes NOI from properties classified as discontinued operations under SFAS 144.  Same Property NOI excludes the NOI of properties that have undergone or are undergoing redevelopment during the applicable periods, as well as properties acquired or disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Top Ten Tenants

				GLA as a		ABR as a
		Number of		Percentage of Total		Percentage of Total
	Tenant	Leases	GLA	Portfolio GLA	ABR	Portfolio ABR
1	The Kroger Co. (1)	48	2,454,408	4.6%	$16,043,690	3.9%
2	Wal-Mart Stores (2)	30	3,222,443	6.0%	13,354,790	3.3%
3	Kmart Corporation	29	2,659,362	4.9%	10,617,645	2.6%
4	Ahold USA (3)	20	986,272	1.8%	8,116,845	2.0%
5	The TJX Companies (4)	35	1,081,547	2.0%	7,153,823	1.8%
6	Publix Super Markets	21	760,800	1.4%	5,568,300	1.4%
7	Winn-Dixie Stores (5)	21	838,544	1.6%	5,244,041	1.3%
8	Safeway, Inc. (6)	12	522,935	1.0%	4,564,094	1.1%
9	Delhaize America (7)	22	709,221	1.3%	4,429,996	1.1%
10	Big Lots Stores, Inc.	37	1,008,152	1.9%	3,764,742	0.9%

		275	14,243,683	26.5%	$78,857,967	19.4%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant Food, Martin’s, Stop & Shop and Tops Market.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes SaveRite and Winn-Dixie.

(6) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(7) Includes Food Lion, Harveys and Kash n’ Karry.

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

New Lease Summary

NEW LEASE SUMMARY

			Total New	Tenant Improvements	Leasing
	Number	GLA	ABR	Committed	Commissions

1Q 2004	164	964,036	$7,938,803	$2,257,352	$957,257
psf			8.23	2.34	0.99
2Q 2004	159	952,894	9,999,519	4,148,968	776,760
psf			10.49	4.35	0.82
3Q 2004	158	998,633	8,687,475	4,896,281	987,145
psf			8.70	4.90	0.99
4Q 2004	172	946,915	9,414,934	4,443,486	1,206,951
psf			9.94	4.69	1.27

2004 Total	653	3,862,478	$36,040,731	$15,746,087	$3,928,113
psf			9.33	4.08	1.02

RENEWAL LEASE SUMMARY (1)

			Total Former	Total New	Increase/(Decrease)
	Number	GLA	ABR	ABR	Total Dollar	Percent
1Q 2004	173	575,060	$5,855,999	$6,170,759	$314,760	5.4%
psf			10.18	10.73	0.55
2Q 2004	208	917,298	8,749,749	9,356,171	606,422	6.9%
psf			9.54	10.20	0.66
3Q 2004	186	782,328	6,906,108	7,404,768	498,660	7.2%
psf			8.83	9.47	0.64
4Q 2004	229	1,143,478	9,310,376	10,163,461	853,085	9.2%
psf			8.14	8.89	0.75

2004 Total	796	3,418,164	$30,822,232	$33,095,159	$2,272,927	7.4%
psf			9.02	9.68	0.66

(1) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in effect at March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004, as applicable, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of joint venture projects.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Lease Expiration Schedule

		Number of	Leased	Percent of	ABR	Percent of
		Leases Expiring	GLA	GLA	Per Foot	Total ABR
2005		1,411	5,218,741	10.58%	$8.48	10.88%
2006		1,223	5,348,994	10.84%	8.80	11.57%
2007		1,213	5,356,651	10.86%	9.04	11.90%
2008		935	4,992,062	10.12%	8.55	10.49%
2009		854	5,451,387	11.05%	8.38	11.24%
2010		403	4,418,781	8.96%	6.70	7.28%
2011		177	2,468,858	5.00%	7.88	4.78%
2012		140	1,393,383	2.82%	9.03	3.09%
2013		157	2,223,700	4.51%	7.85	4.29%
2014		126	2,205,387	4.47%	8.03	4.35%
2015	+	332	10,252,262	20.78%	7.98	20.11%

		6,971	49,330,206	100.0%	$8.25	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)

Stabilized Properties

	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$380,318	Big B Drugs,Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	977,142	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	68%	946,035	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,403,587	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	96%	1,280,575	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	91%	1,139,455	Food City	Bally’s Fitness
7	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	97%	633,554	Kmart
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	742,031	Food City
9	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	77%	1,982,888	Office Max, Toys R Us
10	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,625,934	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart
11	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	96%	2,003,462	Circuit City, Longs Drugs	Mervyn’s
12	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	241,670	—
13	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,589,641	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
14	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	708,423	Big Lots, Kmart
15	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	91%	1,882,296	Home Depot, PETsMART, Smart & Final	Mervyn’s
16	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%	851,674	United Artists
17	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	79%	640,659	Big Lots, Grocery Outlet	In Shape Health Club
18	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	100%	3,174,265	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
19	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	815,457	Albertsons, Kmart, Rite Aid
20	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,416,476	Borders, Kohl’s, Sports Chalet	Wal-Mart
21	Rose Pavilion	Pleasanton	CA	1994	02/27/98	292,848	90%	4,584,790	Levitz Furniture, Macy’s Home Store	Long’s Drugs
22	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%	2,090,387	T.J. Maxx	Ralphs, Rite Aid
23	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,738,352	Big Lots, PETCO, Rite Aid, Trader Joe’s	Michaels
24	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	96%	2,486,792	Stater Bros., Stein Mart
25	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	474,117	Arc Thrift Store, King Soopers
26	Aurora Plaza	Aurora	CO	1996	12/12/02	161,541	100%	951,969	Big Lots, King Soopers, Latino Cinema
27	Superior Marketplace	Superior	CO	2004	07/31/02	252,253	99%	3,568,695	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Stores, T.J. Maxx, Wild Oats	Costco, SuperTarget
28	Westminster City Center	Westminster	CO	1996	12/16/97	341,600	100%	4,478,523	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
29	Brooksville Square	Brooksville	FL	1987	03/28/94	191,202	50%	821,700	Publix
30	Clearwater Mall	Clearwater	FL	2003	01/30/04	285,519	96%	4,953,549	Linens N’ Things, Ross	Costco, Lowe’s, Target
31	Coconut Creek	Coconut Creek	FL	2002	03/01/02	264,846	82%	2,753,013	Big Lots, Publix
32	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,301,527	Kmart, Publix
33	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	93%	989,317	Bealls Outlet, Big Lots, Publix
34	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	153,718	100%	1,336,770	Circuit City, Office Depot, Publix, T.J. Maxx
35	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	91%	862,526	Family Dollar, Winn-Dixie
36	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	638,049	CVS, Family Dollar, Winn-Dixie
37	Regency Park	Jacksonville	FL	2004	06/16/97	333,948	95%	2,766,415	American Signature, Babies R Us, Marshalls, Rhodes Furniture
38	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,192,694	Best Buy, David’s Bridal, Sports Authority
39	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	100%	767,091	Kash n’ Karry
40	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	92%	625,668	International Super Buffet
41	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,292,849	Kmart, Ross, Winn-Dixie
42	Freedom Square	Naples	FL	1995	10/06/97	211,839	99%	1,756,415	Kmart, Publix
43	Southgate	New Port Richey	FL	2004	08/27/97	262,910	97%	1,246,861	Big Lots, Publix, Sticks N Stuff
44	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	92%	669,274	Family Dollar, Winn-Dixie
45	Silver Hills	Orlando	FL	1985	03/01/02	108,811	100%	497,246	AutoZone, Buddy’s Home, Winn-Dixie
46	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	95%	957,031	Publix
47	Panama City Square	Panama City	FL	1992	06/25/03	289,119	96%	1,715,547	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
48	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	93%	1,155,243	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
49	Riverwood	Port Orange	FL	1996	09/05/97	93,506	93%	454,206	Walgreens, Winn-Dixie
50	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	904,672	Burlington Coat Factory, T.J. Maxx

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
51	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	80%	857,465	Publix
52	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,171,164	Big Lots, Winn-Dixie
53	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	98%	874,182	Dollar Tree, Kash n’ Karry, Walgreens
54	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	99%	1,280,036	Publix, Schumacher Music
55	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	127,965	71%	874,351	Publix
56	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	640,203	Big Lots, Food Lion
57	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	414,469	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
58	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	96%	901,038	Belk’s, Harveys
59	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,714	98%	3,101,985	Furniture Plus, Publix
60	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	97%	597,254	Bealls Outlet, Big Lots, Food Lion
61	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	100%	470,188	CVS, SaveRite
62	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	99%	560,326	Badcock Furniture, Kroger
63	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	100%	432,517	BI-LO, Family Dollar
64	Cordele Square	Cordele	GA	2002	07/11/90	126,427	97%	566,245	Belk’s, Goody’s, Harvey Foods
65	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	97%	100,589	Fred’s Dollar Store
66	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	98%	788,246	B.C. Moore, Wal-Mart
67	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	762,036	Kmart, Winn-Dixie
68	Covington Gallery	Covington	GA	1991	12/30/93	174,857	98%	1,035,728	Ingles, Kmart
69	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	519,599	BI-LO, Family Dollar
70	Midway Village	Douglasville	GA	1989	05/01/97	73,028	91%	507,652	SaveRite
71	Westgate	Dublin	GA	2004	07/11/90	118,938	93%	629,071	Beall’s, Big Lots, Food Max	Home Depot
72	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	471,661	Marshalls
73	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	98%	1,126,226	Kroger
74	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	88%	1,596,231	Ace Hardware, Kroger
75	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	95%	412,489	Family Dollar, Marshalls
76	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	98%	1,027,705	Ace Hardware, Bealls Outlet, Fred’s, Kroger
77	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	575,047	SaveRite
78	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	86%	194,272	—	Wal-Mart
79	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	98%	771,621	Eisenhower Cinema, Food Lion
80	Victory Square	Savannah	GA	1998	07/02/92	168,514	81%	1,075,388	Food Lion, Scotty’s
81	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	100%	1,028,194	Hobby Lobby, Kmart
82	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	569,970	—
83	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	99%	2,676,005	Kroger
84	Tift-Town	Tifton	GA	1965	07/11/90	58,818	84%	221,508	Bealls Outlet, Family Dollar, Salvation Army
85	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	142,100	—
86	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	95%	1,247,833	Burlington Coat Factory, Hobby Lobby
87	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	98%	1,703,900	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
88	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	99%	2,447,207	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s
89	Festival Center	Bradley	IL	2000	12/12/02	63,796	23%	118,506	—
90	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	91%	1,832,205	Dominick’s Foods, Hobby Lobby
91	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	392,883	Big Lots, Hobby Lobby
92	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	99%	2,019,098	Dominick’s Foods, Walgreen
93	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	448,456	Cub Foods, Stone’s Hallmark
94	Westridge Court	Naperville	IL	2002	07/18/97	454,183	86%	4,987,968	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
95	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	98%	958,919	Jewel-Osco
96	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	663,354	CVS, Martin’s Super Market
97	Elkhart Market Centre	Goshen	IN	1994	12/12/02	356,915	100%	1,969,074	Sam’s Wholesale Club, Wal-Mart
98	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	96%	735,426	CVS, Fashion Bug Plus, Kroger
99	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	100%	413,939	CVS, Family Dollar, Lo Bill Foods
100	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	96%	313,516	—	Wal-Mart
101	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	490,025	Goody’s, Kmart
102	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	90%	303,305	Buehler Foods	Big Lots
103	Wabash Crossing	Wabash	IN	1988	12/16/93	172,492	41%	665,699	Tractor Supply

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
104	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	98%	1,013,418	Goody’s, JC Penney, Kroger
105	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	98%	789,143	Kmart, Staples
106	Florence Plaza	Florence	KY	1985	12/12/02	170,404	99%	1,008,075	99 Center, Hobby Lobby, Rhodes Furniture	Toys R Us
107	Florence Square	Florence	KY	2000	03/17/04	361,251	95%	3,693,408	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx
108	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	758,899	Food Lion, Kmart
109	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	100%	1,687,448	Wal-Mart
110	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
111	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	95%	1,203,892	Kincaid Home Furnishings, Kroger
112	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	71%	402,146	Big Lots, Royal Garden Buffet
113	Towne Square North	Owensboro	KY	1988	12/12/02	163,252	95%	900,904	Books-A-Million, Hobby Lobby, Office Depot
114	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	99%	1,239,379	Kmart, Kroger
115	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
116	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	93%	313,732	Brookshire’s, Family Dollar
117	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	97%	663,416	Stage, Super 1 Foods
118	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	99%	1,061,454	Big Lots
119	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	872,883	Kmart, Super 1 Foods
120	Points West	Brockton	MA	1984	12/12/02	144,042	100%	876,137	HomeGoods, Ocean State Job Lot
121	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	99%	1,263,772	Stop & Shop
122	Liberty Plaza	Randallstown	MD	1983	05/12/95	215,634	80%	1,330,775	Marshalls
123	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	66,702	100%	625,714	Family Dollar, Martin’s
124	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	91%	1,598,110	Dunham’s, Kmart
125	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	98%	679,436	Farmer Jack
126	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food	Kmart
127	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	97%	1,066,635	Sears
128	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	237,985	Glik’s
129	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	94%	764,906	D&W Food Center, Powerhouse Gym
130	Kentwood	Kentwood	MI	1987	01/03/03	78,007	71%	480,715	D&W Food Center, Spartan Stores Credit Union
131	Delta Center	Lansing	MI	2003	12/12/95	186,246	98%	1,920,515	Bed,Bath and Beyond, Pet Food Warehouse, T.J. Maxx
132	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,285	96%	5,018,457	Kohl’s, Star Theatre, T.J. Maxx	Target
133	Fashion Corner	Saginaw	MI	2004	12/12/95	189,260	83%	1,412,301	Bed, Bath & Beyond, Best Buy, Dunham’s
134	Green Acres	Saginaw	MI	1995	12/12/02	271,506	88%	1,592,794	A.J. Wright, Big Lots, Farmer Jack
135	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	1,990,378	Gander Mountain, Michaels, Old Navy, TJ Maxx
136	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	95%	1,019,930	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
137	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,331,780	Murray’s Auto Parts, Sears Hardware, VG’S Food
138	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	92%	847,896	Babies R Us, Bed, Bath & Beyond, Dunham’s
139	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	100%	520,610	Martin’s Supermarket
140	Westland Crossing	Westland	MI	1999	11/16/99	141,738	92%	1,318,032	Grand Prix of America, Michaels	Toys R Us
141	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	100%	1,283,802	Busch Grocery, Wal-Mart
142	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	98%	473,698	Northwest Bookstore, The Gym
143	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	351,136	Books-A-Million, Georgia Carpet Outlet, Office Depot
144	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	99%	466,196	Ingles	Wal-Mart
145	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	92%	599,495	Big Lots
146	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	91%	366,214	BI-LO, Peebles
147	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	98%	271,449	Food Lion
148	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	305,822	CVS, Food Lion	Wal-Mart
149	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	98%	701,926	Dollar Tree, Wal-Mart
150	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	93%	540,727	Belk-Yates
151	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	100%	2,090,571	Wal-Mart
152	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	97%	658,685	Eckerd, Lowes Food
153	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	97%	726,026	B.C. Moore, Food Lion, Wal-Mart
154	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	94%	938,210	Wal-Mart, Winn-Dixie	Belk’s
155	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	929,833	Michaels, Natural Health Superstore, Office Max
156	Laurel Square	Brick	NJ	2003	07/13/92	246,235	99%	1,916,727	Kmart, Pathmark

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
157	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	868,012	Hamilton Home Furnishings, Kmart
158	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	99%	1,289,783	Stop & Shop
159	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,068	95%	2,725,828	ShopRite
160	Paseo del Norte	Albuquerque	NM	2004	03/01/02	50,400	91%	131,991	-
161	Renaissance Center East	Las Vegas	NV	1981	10/17/96	142,370	92%	1,276,492	Albertsons
162	Kietzke Center	Reno	NV	1986	06/20/97	167,296	92%	1,210,772	Ric’s Furniture, Winans Furniture	Ashley Furniture, Sportsman Warehouse
163	University Mall	Canton	NY	1967	01/01/76	81,027	100%	358,335	Rexford’s Hardware, Wisebuys
164	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	257,130	Big Lots, Country Max, Kinney Drugs
165	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	596,895	Kmart, Office Max
166	D & F Plaza	Dunkirk	NY	1967	01/01/86	201,025	88%	886,054	Big Lots, Quality Markets
167	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
168	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,483,308	Wal-Mart, Wegmans
169	Pyramid Mall	Geneva	NY	1990	08/03/93	239,500	59%	1,062,539	Big Lots, Tops Markets
170	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	1,019,832	A.C. Moore, T.J. Maxx
171	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,381	99%	1,171,520	Eckerd, P&C Foods, T.J. Maxx
172	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,517,617	ShopRite, US Postal
173	Rockland Plaza	Nanuet	NY	2004	01/01/83	249,631	96%	4,439,927	Duane Reade, Marshalls
174	South Plaza	Norwich	NY	2004	04/01/83	143,620	70%	347,295	Plaza Lanes, Save-A-Lot, Tractor Supply
175	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	62%	118,617	Wal-Mart (warehouse)
176	Oswego Plaza	Oswego	NY	1996	01/01/77	128,087	97%	609,100	Big Lots, JC Penney
177	Westgate Manor	Rome	NY	2004	01/01/86	75,813	99%	462,934	Big Lots, Rome Cinemas
178	Northland	Watertown	NY	2004	01/01/73	131,982	29%	362,559	—
179	Ashland Square	Ashland	OH	1991	10/06/93	163,168	99%	953,472	Wal-Mart
180	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	36%	247,554	Harbor Market
181	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	98%	1,405,043	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
182	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	222,708	96%	1,933,380	Kroger
183	Delhi	Cincinnati	OH	2002	05/22/96	166,317	97%	1,465,161	Big Lots, Kroger
184	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	99%	2,415,912	Bova Furniture, Dillard’s, HomeGoods, Stein Mart, TJ Maxx
185	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	97%	542,381	Furniture & Mattress Dist. Center, Kroger
186	Crown Point	Columbus	OH	1998	07/23/98	147,427	95%	1,187,319	Kroger, Lombards
187	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	92%	976,433	Kroger
188	Karl Plaza	Columbus	OH	1992	12/12/02	99,044	98%	756,986	Staples, Super Seafood Buffet
189	South Towne Centre	Dayton	OH	1994	03/27/92	316,169	98%	2,468,828	Borders, Burlington Coat Factory, Kmart, Value City Furniture
190	Heritage Square	Dover	OH	2004	08/31/93	181,732	90%	708,932	Giant Eagle
191	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	97%	1,157,671	Tops Markets	Wal-Mart
192	Midway Crossing	Elyria	OH	1986	12/11/95	138,247	100%	1,021,703	Dunham’s, Jo-Ann Fabrics, TJ Maxx	Toys R Us
193	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	97%	2,661,096	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
194	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	461,560	Chief Supermarket, Rite Aid
195	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,149,452	Wal-Mart
196	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,742	96%	1,795,350	Gregg Appliances, Michaels, Old Navy
197	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	91%	1,622,667	Farmer Jack
198	Alexis Park	Toledo	OH	1988	12/12/02	258,942	72%	793,989	Value City
199	Marketplace	Tulsa	OK	1992	09/01/04	186,851	100%	1,750,139	CompUSA, Drysdale’s, Oshman’s, PetsMart
200	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	100%	1,391,991	Giant Eagle, Wal-Mart
201	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	97%	1,432,728	Big Lots, Pathmark
202	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	98%	2,123,431	Genuardi’s Family Market
203	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, TJ Maxx
204	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	74%	1,483,677	Giant Food
205	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,427,948	Kmart, Weis Markets
206	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	401,560	Chuck E. Cheese, Dunham’s, Staples
207	New Garden	Kennett Square	PA	2001	06/20/97	146,720	97%	693,030	Acme Markets, Big Lots
208	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	91%	859,938	Giant Food, Rent-To-Own
209	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,299	99%	6,411,119	Strawbridge’s

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
210	Hampton Square	Southampton	PA	2002	12/29/98	62,933	100%	695,973	Eckerd
211	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	526,127	Hallmark, Redner’s Warehouse Market	Kmart
212	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	100%	1,390,693	Marshalls, Ocean State Job Lot, Stop & Shop
213	South Park	Aiken	SC	1991	12/12/02	55,583	100%	285,913	Fred’s, Goodwill Emporium
214	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	700,481	BI-LO
215	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	328,390	Food Lion, Market Area Real Estate Sales
216	Island Plaza	James Island	SC	2004	10/06/97	171,224	95%	845,526	Dollar Tree, Fred’s, Food Lion
217	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	421,989	Animal Supply House, Food Lion, Musicans Supply
218	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	94%	1,677,531	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Home Décor Outlet, Piggly Wiggly
219	Remount Village	North Charleston	SC	1996	11/13/96	60,238	94%	524,699	BI-LO
220	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,095,984	BI-LO, Kmart
221	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	671,423	CVS, Winn-Dixie
222	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	297,932	Dollar General, Food Lion
223	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	86%	571,766	Dollar Tree, Winn-Dixie
224	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	99%	1,579,610	Kmart, Proffitt’s
225	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	87%	466,520	Food Lion	Wal-Mart
226	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	100%	1,822,782	Factory Direct Home Furnishing, Wal-Mart
227	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	88%	849,944	Goody’s
228	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	73%	370,316	Dollar Tree	Kroger
229	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	348,153	Dollar General, Food Lion	The Crystal Company
230	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	962,802	Kroger
231	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	98%	609,170	Dollar Tree, Winn-Dixie
232	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	97%	324,993	BI-LO, Dollar Tree
233	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%	1,220,045	Wal-Mart
234	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	96%	1,135,027	Wal-Mart
235	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	83%	290,261	Bealls (Stage), Family Dollar
236	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	98%	2,880,001	Hemispheres, Oshman’s	Hobby Lobby
237	Windsor Village	Austin	TX	1997	03/01/02	114,776	94%	780,283	Bealls (Stage), New Light Church
238	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	87%	808,571	—
239	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	465,626	H.E.B. Pantry Foods, ICI Paints
240	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,349	Food City, Family Dollar, Hancock Fabrics
241	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
242	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	771,035	CVS, H.E.B., Palais Royal
243	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
244	Townshire	Bryan	TX	2002	03/01/02	136,693	87%	731,849	Albertsons, Tops Printing
245	Plantation Plaza	Clute	TX	1997	03/01/02	100,397	99%	772,847	Kroger, Walgreens
246	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,109,760	CVS, Kroger
247	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	93%	668,344	Bay Area Dialysis, Bealls (Stage) , Tuesday Morning
248	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	93%	1,919,022	Bealls (Stage), Hobby Lobby, Sutherland Lumber
249	Claremont Village	Dallas	TX	1976	03/01/02	66,980	97%	436,555	Family Dollar, Minyard’s
250	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	466,679	Blockbuster, Carnival, Family Dollar
251	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	422,171	Minyard, O’Reilly’s Auto Parts
252	Webb Royal	Dallas	TX	1992	03/01/02	108,627	90%	686,115	Minyard, Nothing Over $1.00
253	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	98%	609,589	Malone’s
254	Wynnewood Village	Dallas	TX	1996	03/01/02	464,854	86%	3,559,424	Fallas Paredes, Kroger
255	Parktown	Deer Park	TX	1999	03/01/02	122,693	97%	791,256	Burke’s Outlet, Gerland’s, Walgreens
256	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	91%	450,250	Albertsons
257	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	96%	873,228	CompUSA
258	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	297,960	Family Dollar, Fiesta, Hi Style Fashion
259	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	84%	611,484	Cook Children’s Health Foundation, Minyard’s
260	Village Plaza	Garland	TX	2002	03/01/02	89,241	98%	798,680	Truong Nguyen Grocer
261	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	82%	142,236	Ace Hardware, Save-A-Lot
262	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	100%	1,141,722	Kroger
263	Antoine Square	Houston	TX	1974	03/01/02	54,512	9%	77,544	—

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
264	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	656,628	Kroger
265	Beltway South	Houston	TX	1998	03/01/02	107,174	99%	885,556	Kroger
266	Braes Heights	Houston	TX	2003	03/01/02	100,264	90%	1,341,879	CVS
267	Braes Link	Houston	TX	1999	03/01/02	38,997	100%	591,056	Classic Fine Furniture, Walgreens
268	Braes Oaks	Houston	TX	1992	03/01/02	46,720	96%	393,488	H.E.B. Pantry Foods
269	Braesgate	Houston	TX	1997	03/01/02	91,670	92%	485,933	—
270	Broadway	Houston	TX	1996	03/01/02	74,942	96%	482,625	Dollar General, The Worksource
271	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,803	98%	1,401,078	24 Hour Fitness, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
272	Fondren	Houston	TX	1999	03/01/02	45,873	98%	412,925	La Canasta
273	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	94%	1,612,681	Big Lots, Kroger, Stein Mart
274	Huntington Village	Houston	TX	1987	03/01/02	112,287	97%	837,866	Family Dollar, Foodtown, Twice Blessed
275	Inwood Forest	Houston	TX	1997	03/01/02	77,553	89%	677,853	Randalls
276	Jester Village	Houston	TX	1988	03/01/02	64,442	76%	417,342	H.E.B. Pantry Foods
277	Jones Plaza	Houston	TX	2000	03/01/02	111,355	98%	1,082,712	24 Hour Fitness, Hancock Fabrics
278	Jones Square	Houston	TX	1999	03/01/02	169,003	100%	1,078,548	Big Lots, Hobby Lobby
279	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	101,952	—
280	Long Point Square	Houston	TX	2002	03/01/02	74,329	88%	415,036	Family Dollar, Family Thrift, O’Reilly’s Auto Parts
281	Maplewood Mall	Houston	TX	2004	03/01/02	94,360	82%	502,156	Burke’s Outlet, Cox’s Foodarama, Family Dollar
282	Merchants Park	Houston	TX	2004	03/01/02	241,742	96%	1,991,821	Big Lots, Kroger, Planters Bank
283	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	94%	1,097,024	Fallas Paredes
284	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	80%	654,955	—
285	Northgate	Houston	TX	1972	03/01/02	43,244	78%	253,105	Firestone
286	Northshore East	Houston	TX	2001	03/01/02	90,820	97%	1,225,757	Office Depot, River Oaks Imaging & Diagnostic
287	Northshore West	Houston	TX	1997	03/01/02	144,982	81%	1,042,990	Conn Appliances, PETCO, Sellers Brothers
288	Northtown Plaza	Houston	TX	1990	03/01/02	192,009	99%	1,614,656	Big Lots, Factory 2-U, Fallas Paredes
289	Northwood	Houston	TX	1972	03/01/02	140,148	91%	894,474	Davis Food City
290	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	834,419	Family Dollar, Houston Community College
291	Stella Link	Houston	TX	1998	03/01/02	99,727	79%	567,193	Conn’s Clearance, Food City
292	Tanglewilde	Houston	TX	1998	03/01/02	87,309	86%	805,394	Party City, Salon In The Park
293	Tidwell Place	Houston	TX	1991	03/01/02	41,855	63%	291,888	Doctors Hospital, Family Dollar
294	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	90%	2,056,943	Marshalls, Michaels
295	Irving West	Irving	TX	2004	09/14/93	70,056	95%	471,005	Ko-mart
296	Washington Square	Kaufman	TX	1978	03/01/02	66,607	84%	248,572	Auto Zone, Bealls (Stage), CVS, Family Dollar
297	League City	League City	TX	1992	03/01/02	99,021	90%	488,812	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
298	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	91%	724,463	Bealls (Stage), Super 1 Foods
299	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	88%	1,291,925	Kroger, Sears Hardware
300	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	311,956	Dollar General, Hancock Fabrics
301	Parkview West	Pasadena	TX	1991	03/01/02	39,939	91%	324,686	Family Dollar
302	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	97%	2,203,041	Kroger
303	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	97%	1,057,246	Kroger, Palais Royal
304	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	95%	799,566	Bealls (Stage), H.E.B.	Kmart
305	Klein Square	Spring	TX	1999	03/01/02	80,857	97%	686,696	Family Dollar, Foodtown
306	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	96%	1,128,332	Palais Royal, Randalls
307	Texas City Bay	Texas City	TX	1997	03/01/02	235,784	51%	904,211	Kroger
308	Village Center	Victoria	TX	1982	03/01/02	118,827	78%	401,157	Bealls (Stage), Dollar King, Victoria Office Equipment
309	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	94%	1,386,360	Toy Works, Ukrops Supermarket	Kohl’s
310	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	94%	1,493,111	Kmart, Kroger
311	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%	698,173	Northern Handyman
312	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,287,804	Goody’s, Ingles, Wal-Mart
313	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	77%	416,412	Food Lion
314	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	100%	980,530	Babies R Us, Chuck E. Cheese
315	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	984,111	Wal-Mart
316	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%	781,231	CVS, Kroger
317	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	97%	1,009,934	Big Lots, Goodwill, Kroger

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
318	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	96%	1,186,252	Office Depot, The North Carolina Company
319	Ridgeview Centre	Wise	VA	1990	07/02/92	177,764	100%	1,212,727	Food City, Kmart	Belk’s
320	Packard Plaza	Cudahy	WI	1992	12/12/02	117,827	89%	549,303	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
321	Northridge Plaza	Milwaukee	WI	1996	12/12/02	142,126	94%	1,040,378	Big Lots, Circuit City
322	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	98%	1,314,132	Hobby Lobby, Kohl’s	ShopKo
323	Moundsville Plaza	Moundsville	WV	2004	12/27/88	176,446	85%	1,109,103	Big Lots, Kroger, Peebles
324	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
325	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	591,724	Kmart
326	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	160,150	90%	950,436	Big Lots, Murdoch’s Ranch & Home Supply	Econofoods, Hobby Lobby
					TOTAL	45,854,279	93%	$352,113,911

	Single Tenant Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith’s Food
8	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
9	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
10	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755
					TOTAL	356,043	87%	$1,682,839

	Enclosed Malls / Specialty Retail Properties

1	Pointe*Orlando	Orlando	FL	1997	11/30/99	461,629	67%	$6,833,495	Disney, Foot Locker, Muvico, XS
2	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	30%	354,658	Shop ‘n Save
3	Valley Fair Mall	West Valley City	UT	1987	12/31/96	607,075	99%	4,991,436	JC Penney, Meier & Frank, Mervyn’s
					TOTAL	1,404,926	72%	$12,179,589

	Miscellaneous Properties

1	Unity Plaza	East Fishkill	NY	-	04/28/04	LAND	—	—
2	North Central Avenue	Hartsdale	NY	-	07/31/72	LAND	—	—
3	Central Avenue Marketplace	Toledo	OH	-	08/14/90	LAND	—	—
4	Cavitt Office Building	Bryan	TX	2001	03/01/02	13,200	100%	$33,132
5	The Centre’ at Navarro	Victoria	TX	-	03/01/02	LAND	—	—
6	Taylorsville	Salt Lake City	UT	-	06/01/99	LAND	—	—
7	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—
					TOTAL	13,200	100%	$33,132
	TOTAL STABILIZED PORTFOLIO					47,628,448	93%	$366,009,471

Redevelopment Properties

	Community and Neighborhood Shopping Centers

1	The Mall at 163rd Street (5)	Miami	FL	2004	12/31/98	279,154	70%	$1,449,710	Marshalls	Home Depot, Wal-Mart
2	Colonial Marketplace	Orlando	FL	2004	04/01/98	132,049	75%	580,659	Office Max	Target
3	Merchants Crossing	Newnan	GA	2004	12/12/02	174,059	57%	670,548	Hastings, Kroger
4	Tinley Park Plaza	Tinley Park	IL	2004	09/20/95	250,017	94%	1,943,292	T.J. Maxx, Walt’s Food Center
5	Columbus Center	Columbus	IN	2004	12/01/88	146,212	59%	434,008	Office Max	Target
6	Jasper Manor	Jasper	IN	2004	02/18/92	194,120	85%	750,502	Holiday Foods, JC Penney, Kmart
7	J*Town Center	Jeffersontown	KY	2004	10/21/88	193,185	42%	745,898	-
8	Grand Crossing	Brighton	MI	2004	01/03/03	77,956	98%	676,873	ACO Hardware, VG’S Food
9	Washtenaw Fountain Plaza	Ypsilanti	MI	2004	10/05/92	135,790	76%	597,462	Dollar Tree, Dunhams, Save-A-Lot
10	Roxboro Square	Roxboro	NC	2004	06/05/95	98,980	88%	116,070	-
11	Parkway Plaza	Winston-Salem	NC	2004	12/12/02	286,405	97%	2,338,554	Comfort Home Furniture, Lowes Foods, Office Depot
12	Tinton Falls Plaza	Tinton Falls	NJ	2004	01/30/98	100,582	53%	759,090	WOW Fitness	A&P

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
13	Dover Park Plaza	Yardville	NJ	2004	01/28/00	58,025	96%	608,451	CVS
14	Galleria Commons	Henderson	NV	2004	06/09/98	276,460	90%	2,347,412	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
15	Hornell Plaza	Hornell	NY	2004	07/31/98	253,703	97%	1,753,752	Wal-Mart, Wegmans
16	Shops at Seneca Mall	Liverpool	NY	2004	08/03/93	235,725	93%	897,031	Kmart
17	Transit Road Plaza	Lockport	NY	2004	08/03/93	143,119	60%	354,310	Dollar Tree, Grossman’s Bargain Outlet, Save-A-Lot
18	Sunshine Square	Medford	NY	2004	12/12/02	204,047	93%	1,565,692	Stop & Shop
19	Wallkill Plaza	Middletown	NY	2004	12/12/95	203,234	97%	1,084,280	ShopRite
20	Mohawk Acres	Rome	NY	2004	01/20/84	170,072	87%	1,162,250	-
21	Price Chopper Plaza	Rome	NY	2004	08/03/93	78,400	71%	363,380	Price Chopper
22	Village Center	Smithtown	NY	2004	08/19/04	97,401	99%	1,107,685	Eckerd
23	Western Village	Cincinnati	OH	2004	05/04/94	143,738	73%	524,196	-
24	Market Place	Piqua	OH	2004	11/20/91	171,604	92%	627,435	Kroger
25	Ivyridge	Philadelphia	PA	2004	08/02/95	112,278	76%	899,033	-
26	Culpepper Plaza	College Station	TX	2004	03/01/02	209,760	88%	1,471,556	Baskins
27	Friendswood Square	Friendswood	TX	2004	03/01/02	63,439	32%	236,901	Dollar General
28	Orange Grove	Houston	TX	2004	03/01/02	186,446	97%	1,141,931	Floor Décor, Office Max
29	Sharpstown Plaza	Houston	TX	2004	03/01/02	43,630	81%	—	-
30	The Crossing at Fry Road	Katy	TX	2004	03/01/02	225,403	99%	1,959,714	Hobby Lobby, Kroger, Palais Royal, Stein Mart
31	Tomball Parkway Plaza	Tomball	TX	2004	03/01/02	133,629	98%	720,931	Palais Royal	Hobby Lobby, TSC Tractor Supply
32	Cave Spring Corners	Roanoke	VA	2004	06/05/97	171,125	51%	704,887	Kroger
		TOTAL REDEVELOPMENT PROPERTIES				5,249,747	82%`	$30,593,493

TOTAL PORTFOLIO						52,878,195	92%	$396,602,964

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at December 31, 2004, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Summary of Joint Venture Projects

Property Name	City	State	JV Partner			Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding	GLA	Percent Leased (1)	ABR	Anchor Tenants	Anchor Tenant Not Owned

UNCONSOLIDATED VENTURES

Arapahoe Crossings, LP
Arapahoe Crossings	Aurora	CO	Foreign investor			$6,717,808	30%	Increased participation after 10% return	$49,240,350	466,363	100%	$6,302,634	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross

CA New Plan Venture Fund (2)
Stabilized Properties
Villa Monaco	Denver	CO	Major U.S. pension fund			—	—	—	—	122,213	93%	$1,117,120	King Soopers
Ventura Downs	Kissimmee	FL	Major U.S. pension fund			—	—	—	—	98,191	100%	1,012,460	Publix
Marketplace at Wycliffe	Lake Worth	FL	Major U.S. pension fund			—	—	—	—	133,520	100%	2,210,286	Walgreens, Winn-Dixie
Shoppes of Victoria Square	Port St. Lucie	FL	Major U.S. pension fund			—	—	—	—	95,243	100%	1,043,345	Winn-Dixie
Sarasota Village	Sarasota	FL	Major U.S. pension fund			—	—	—	—	169,310	95%	1,239,527	Big Lots, Homegoods, Gold’s Gym, Publix
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund			—	—	—	—	133,070	92%	882,670	Beall’s, Publix
Mableton Walk	Mableton	GA	Major U.S. pension fund			—	—	—	—	105,742	95%	1,045,284	Piccadilly Cafeteria, Publix
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund			—	—	—	—	59,047	98%	566,305	Eckerd, Harris Teeter
Ladera	Albuquerque	NM	Major U.S. pension fund			—	—	—	—	126,012	95%	1,083,505	Brooks, Dollar Tree, Great Wall Buffet
Harwood Central Village	Bedford	TX	Major U.S. pension fund			—	—	—	—	119,742	90%	1,011,246	Kroger
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund			—	—	—	—	101,687	82%	645,225	Albertsons
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund			—	—	—	—	343,603	100%	2,168,243	Hastings, H.E.B., Office Depot, Ross, Target
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund			—	—	—	—	171,787	99%	1,572,287	Stein Mart, Tom Thumb
Windvale	The Woodlands	TX	Major U.S. pension fund			—	—	—	—	96,088	99%	1,004,232	Randalls

Redevelopment Properties
Stone Mountain Festival	Stone Mountain	GA	Major U.S. pension fund			—	—	—	—	347,217	83%	890,514	Wal-Mart
Marrero Shopping Center	Marrero	LA	Major U.S. pension fund			—	—	—	—	69,259	100%	419,016	Winn-Dixie
Clinton Crossing	Clinton	MS	Major U.S. pension fund			—	—	—	—	26,200	95%	259,436	Blockbuster

				Total	(3)	$6,962,639	10%	Increased participation after 12%IRR	$130,037,937	2,317,931	96%	$18,170,701

NP/I&G Institutional Retail Company, LLC
Riverplace Shopping Center	Jacksonville	FL	JPMorgan Fleming Asset Management			—	—	—	—	257,912	99%	$2,501,822	Bealls, Sears, Stein Mart, T.J. Maxx
Conyers Crossroads	Conyers	GA	JPMorgan Fleming Asset Management			—	—	—	—	333,250	100%	3,630,827	Carmike Cinemas, Circuit City, Kohl’s, Old Navy
Village Shoppes of Flowery Branch (4)	Flowery Branch	GA	JPMorgan Fleming Asset Management			—	—	—	—	92,985	95%	1,175,395	Publix
Village Shoppes of East Cherokee (4)	Woodstock	GA	JPMorgan Fleming Asset Management			—	—	—	—	128,667	93%	1,937,383	Publix
DSW Plaza at Lake Grove	Lake Grove	NY	JPMorgan Fleming Asset Management			—	—	—	—	251,136	100%	3,955,653	Bally Total Fitness, DSW, Stop & Shop
Skytop Pavilion (4)	Cincinnati	OH	JPMorgan Fleming Asset Management			—	—	—	—	133,631	95%	1,463,727	biggs, Gold’s Gym

				Total		$12,531,180	20%	Increased participation after 12% IRR	$115,949,820	1,197,581	98%	$14,664,807

Preston Ridge
The Centre at Preston Ridge	Frisco	TX	Foreign investor / George Allen / Milton Schaffer			—	25%	Increased participation after 10% return	$69,316,957	734,448	93%	$11,855,031	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Old Navy, Ross, Stein Mart, T.J. Maxx	Target
Undeveloped land parcels (5)	Frisco	TX	George Allen / Milton Schaffer			—	50%	10% preferred return	—	—	—	—	—

				Total		$5,676,554			$69,316,957	734,448	93%	$11,855,031

			Investments in / Advances to Unconsolidated Ventures			$31,888,181		Total New Plan Pro Rata Share (3)	$68,295,102	794,830	97%	$9,604,579

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership	Economic Structure	Project Bank Debt Outstanding		GLA	Percent Leased (1)	ABR	Anchor Tenants	Anchor Tenant Not Owned

CONSOLIDATED VENTURES (6)

Benbrooke Ventures
Rodney Village	Dover	DE	Benbrooke Partners	—	50%	8.5% preferred return	—		211,568	93%	$1,062,525	Farm Fresh, Ollie's Bargain Outlet

Preston Ridge
BPR West (7)	Frisco	TX	George Allen / Milton Schaffer	—	50%	10% preferred return		(8)	—	—	—	—

			Investments in / Advances to Consolidated Ventures	—		Total New Plan Pro Rata Share		(8)	105,784	93%	$531,263

(1) Includes all leases in effect at December 31, 2004, including those that are fully executed, but not yet open.

(2) AEW serves as the advisor for the joint venture partner.

(3) Percent leased excludes CA New Plan Venture Fund Redevelopment Properties.

(4)  Under agreements with the previous property owners, the Company is receiving payments for certain dark space in an amount equivalent to market rent.

(5) Comprised of approximately 38.6 acres of undeveloped land.

(6) In accordance with the provisions of FIN 46, these properties have been included as a consolidated entity in the Company's balance sheet.  Therefore, the Company's equity investment balance has been eliminated.

(7) Comprised of 12.77 acres of undeveloped land adjacent to an IKEA currently under construction.

(8) As of December 31, 2004, the joint venture had a loan outstanding of approximately $3.7 million, payable to the Company.  This loan was eliminated in consolidation.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Joint Venture Projects - Acquisition Activity

Property Name	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Anchor Tenants	Year Built (4)

1Q 2004
Conyers Crossroads / NP/I&G Institutional Retail Company, LLC	S	Conyers, GA	03/22/04	$41,125,000	8.0%	$3,286,000	333,250	98%	Carmike Cinemas, Circuit	2000
									City, Kohl's, Old Navy
2Q 2004 (5)
Marrero Shopping Center / CA New Plan Venture Fund (6)	S	Marrero, LA	04/12/04	$3,675,000	9.3%	$342,500	69,259	68%	Winn-Dixie	2004
BPR West / Preston Ridge	L	Frisco, TX	04/22/04	3,196,358	—	—	12.77 acres	—	—	—
Village Shoppes of East Cherokee / NP/I&G Institutional Retail Company, LLC	S	Woodstock, GA	05/20/04	23,925,000	7.4%	1,766,000	128,667	100%	Publix	2003
Total				$30,796,358	—	$2,108,500	197,926
3Q 2004
Stone Mountain Festival / CA New Plan Venture Fund (6)	S	Stone Mountain, GA	07/02/04	$19,500,000	8.5%	$1,657,500	347,217	83%	Wal-Mart	2004
Village Shoppes of Flowery Branch / NP/I&G Institutional Retail Company, LLC	S	Flowery Branch, GA	07/22/04	13,825,000	7.7%	1,064,525	92,985	95%	Publix	2002
Total				$33,325,000	8.2%	$2,722,025	440,202
4Q 2004
Riverplace Shopping Center / NP/I&G Institutional Retail Company, LLC	S	Jacksonville, FL	10/08/04	$34,300,000	6.7%	$2,282,600	257,912	99%	Bealls, Sears, Stein Mart, T.J. Maxx	1989
Skytop Pavilion / NP/I&G Institutional Retail Company, LLC	S	Cincinnati, OH	11/22/04	20,292,480	7.5%	1,512,246	133,631	95%	biggs, Gold's Gym	1999
Total				$54,592,480	7.0%	$3,794,846	391,543

		2004 Total Acquisitions		$159,838,838	—	$11,911,371	1,362,921

(1) L- Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) On June 1, 2004, the Company transferred 90 percent of its ownership interest in Villa Monaco to CA New Plan Venture Fund.

(6) Property currently under redevelopment.  Cap-rate and NOI calculated on stabilized basis.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2004

Joint Venture Projects - Disposition Activity

Property Name	Property Type (1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA	Percent Leased (3)	Year Built (4)

1Q 2004
Fruitland Plaza / Benbrooke Ventures	S	Fruitland, MD	Sale of property	01/08/04	$4,100,000	$4,950,000	$(850,000)	10.6%	$433,000	104,095	71%	2001

2Q 2004
Raymond Road / CA New Plan Venture Fund	S	Jackson, MS	Sale of property	05/19/04	$3,425,000	$3,389,866	$35,134	9.8%	$335,559	62,345	98%	1982

			2004 Total Dispositions		$7,525,000	$8,339,866	$(814,866)	10.2%	$768,559	166,440

(1) S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.